As filed with the Securities and Exchange Commission on May 27, 2005

Securities Act Registration No. 2-93068

Investment Company Act Registration No. 811-4101

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

POST-EFFECTIVE AMENDMENT NO. 35	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 37	☒

EXCELSIOR TAX-EXEMPT FUNDS INC.

(Exact Name of Registrant as Specified in Charter)

225 High Ridge Road

Stamford, Connecticut 06905

(Address of Principal Executive Offices)

Registrant’s Telephone Number: 800-446-1012

Name and Address of Agent for Service: Michael R. Rosella, Esq. Paul, Hastings, Janofsky & Walker LLP 75 East 55th Street New York, New York 10022 Phone No.: (212) 318-6800 Fax No.: (212) 319-4090	Copies to: Alexandra Poe, Esq. United States Trust Company of New York 114 West 47th Street New York, New York 10036 Phone No.: (212) 852-3261 Fax No.: (212) 852-1310

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(l)

☒	on July 29, 2005 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: Shares of Common Stock.

Table Of Contents

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Money, Government Money and Treasury Money Funds of Excelsior Funds, Inc. and the Tax-Exempt Money and New York Tax-Exempt Money Funds of Excelsior Tax-Exempt Funds, Inc. (each, a “Fund”) that you should know before investing. In addition to the Shares class, which is offered by this prospectus, the Money and Government Money Funds offer one other class of shares: Institutional Shares, each of which are offered in separate prospectuses. Institutional Shares of the Government Money Fund are not currently offered. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in each Fund’s Statement of Additional Information (each, an SAI), which are incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about each Fund, please see:

Introduction

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company of New York and U.S. Trust Company, N.A. serve as investment advisers to the Funds (together, the “Adviser”).

Following is a summary of the principal investment policies, strategies and risks of each of the Funds. Further information about risks associated with investing in the Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAIs.

The investment objective of each Fund is fundamental and may not be changed without the approval of the shareholders. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

3

Money Fund

Investment Objective

The Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Principal Investment Strategy

The Fund invests substantially all of its assets in high quality, U.S. dollar-denominated money market instruments, such as bank certificates of deposit, bankers’ acceptances, commercial paper, corporate debt, mortgage-backed securities, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund is a money market fund and seeks to value its investment portfolio at amortized cost and to maintain a stable net asset value per share of $1.00. The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments as to maturities, issuers and providers of credit support.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Investments in U.S. government securities, while minimizing risk of loss, may produce a lower yield than investments in other types of instruments.

Although the Fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Conservative investors seeking current income, liquidity and stability of principal.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter [ ]% ([ ])	Worst Quarter [ ]% ([ ])

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [        ]%.

This table shows the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004.

	1 Year	5 Years	10 Years
Money Fund	[ ]%	[ ]%	[ ]%

Call 1-800-446-1012 for the Fund’s most current 7-day yield.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.25%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Less Fee Waivers	( )%	*
Net Annual Fund Operating Expenses	0.55%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.55%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

5

Government Money Fund

Investment Objective

The Government Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and fully collateralized repurchase agreements for these securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund is a money market fund and seeks to value its investment portfolio at amortized cost and to maintain a stable net asset value per share of $1.00. The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Investments in U.S. government securities, while minimizing risk of loss, may produce a lower yield than investments in other types of instruments.

Although the Fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Conservative investors seeking current income, liquidity and stability of principal.

6

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter [ ]% ([ ])	Worst Quarter [ ]% ([ ])

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [        ]%.

This table shows the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004.

	1 Year	5 Years	10 Years
Government Money Fund	[ ]%	[ ]%	[ ]%

Call 1-800-446-1012 for the Fund’s most current 7-day yield.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.25%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Less Fee Waivers	( )%	*
Net Annual Fund Operating Expense	0.55%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.55%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

7

Treasury Money Fund

Investment Objective

The Treasury Money Fund seeks current income with liquidity and stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets in direct U.S. Treasury obligations, such as Treasury bills and notes. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund may also invest in high quality obligations issued or guaranteed by U.S. government agencies and instrumentalities. Generally, interest payments on obligations held by the Fund will be exempt from state and local taxes in most states. Shareholders in a particular state should determine through consultation with their own tax advisors whether and to what extent dividends payable by the Fund from its investments will be considered by the state to have retained exempt status, and whether the Fund’s capital gain and other income, if any, when distributed will be subject to the state’s income tax. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund is a money market fund and seeks to value its investment portfolio at amortized cost and to maintain a stable net asset value per share of $1.00. The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Investments in U.S. government securities, while minimizing risk of loss, may produce a lower yield than investments in other types of instruments.

Although the Fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Conservative investors seeking current income, liquidity and stability of principal.

8

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter [ ]% ([ ])	Worst Quarter [ ]% ([ ])

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [        ]%.

This table shows the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004.

	1 Year	5 Years	10 Years
Treasury Money Fund	[ ]%	[ ]%	[ ]%

Call 1-800-446-1012 for the Fund’s most current 7-day yield.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.30%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Less Fee Waivers	( )%	*
Net Annual Fund Operating Expense	0.60%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.60%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

9

Tax-Exempt Money Fund

Investment Objective

The Tax-Exempt Money Fund seeks a moderate level of current interest income exempt from federal income taxes consistent with stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in high quality, money market instruments issued by state and local governments and agencies, and other U.S. territories and possessions, that pay interest exempt from federal taxes (“municipal money market instruments”), including the alternative minimum tax. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. Banks and other creditworthy entities may provide letters of credit and other credit enhancements as to municipal money market instruments. Such institutions may also provide liquidity facilities that shorten the effective maturity of some of the Fund’s holdings. The Fund ordinarily will not invest in obligations that pay interest treated as a preference item for purposes of the alternative minimum tax. The Fund is a money market fund and seeks to value its investment portfolio at amortized cost and to maintain a stable net asset value per share of $1.00. The Fund invests only in instruments with remaining maturities of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and an extensive credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes in interest rates and selects securities that it believes offer the most attractive risk/return trade off.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Although the Fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Conservative taxable investors in higher tax brackets seeking current interest income exempt from federal income taxes and stability of principal.

10

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter [ ]% ([ ])	Worst Quarter [ ]% ([ ])

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [      ]%.

This table shows the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004.

	1 Year	5 Years	10 Years
Tax-Exempt Money Fund	[ ]%	[ ]%	[ ]%

Call 1-800-446-1012 for the Fund’s most current 7-day yield.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.25%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Less Fee Waivers	( )%	*
Net Annual Fund Operating Expenses	0.55%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.55%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year		3 Years		5 Years		10 Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

11

New York Tax-Exempt Money Fund

Investment Objective

The New York Tax-Exempt Money Fund seeks a moderate level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with liquidity and stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in high quality, money market instruments issued by the State of New York, local governments and agencies in New York and other governmental issuers including U.S. territories and possessions that pay interest exempt from federal (including the alternative minimum tax), New York State and New York City income taxes (“New York money market instruments”). For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. Banks and other creditworthy entities may provide letters of credit and other credit enhancements for New York money market instruments. Such institutions may also provide liquidity facilities that shorten the effective maturity of some of the Fund’s holdings. The Fund is a money market fund and seeks to value its investment portfolio at amortized cost and to maintain a stable net asset value per share of $1.00. The Fund invests only in instruments with remaining maturities of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and an extensive credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund’s concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund’s performance depends upon the ability of the issuers of New York money market instruments to meet their continuing obligations. New York State and New York City may face long-term economic problems that could seriously affect their ability, and that of other issuers of New York money market instruments, to meet their financial obligations. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund’s performance. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund’s income that is subject to New York taxes could increase.

Although the Fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Conservative investors in higher tax brackets seeking current interest income, liquidity and stability of principal.

12

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter [ ]% ([ ])	Worst Quarter [ ]% ([ ])

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [        ]%.

This table shows the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004.

	1 Year		5 Years		Since Inception
New York Tax-Exempt Money Fund	[	]%	[	]%	[	]%*

*	Since August 3, 1998.

Call 1-800-446-1012 for the Fund’s most current 7-day yield.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Less Fee Waivers	( )%	*
Net Annual Fund Operating Expenses	0.60%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.60%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

13

More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N.A. invest Fund assets in a way that they believe will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal.

Fixed Income Risk

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities will generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause a Fund’s average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Credit Risk

The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which a Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Fund’s multiple holdings.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of a Fund’s shares may decline.

Frequent Trading

The Funds discourage short-term or excessive trading (including by means of exchanges) (“frequent trading”) of their shares by shareholders and maintain procedures reasonably designed to detect and deter such frequent trading, which is sometimes referred to as market timing. Frequent trading may interfere with the efficient management of a Fund’s portfolio, as it may result in a Fund maintaining higher cash balances than it otherwise would or cause a Fund to sell portfolio securities at a time when it otherwise would not. Frequent trading may also result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a Fund.

In addition, to the extent a Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, each Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign secu -

14

rities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, to the extent a Fund invests in securities of issuers located in emerging markets, such securities may be less liquid or more thinly-traded than securities of issuers in more developed markets. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of a Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of a Fund’s shares. The risk of price arbitrage also exists with thinly-traded securities of issuers located in the United States, such as high yield bonds and some small cap equity securities. A Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

A Fund has policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholder. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund; and (vii) Transactions initiated by a Fund (e.g., for failure to meet applicable account minimums). Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion.

Each Fund retains the right to reject any purchase order and to change or cancel exchange privileges at any time, in each case at each Fund’s discretion.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Funds, there is no guarantee that the Funds’ procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Funds and their agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Funds are invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with a Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Funds do not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to a Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Funds’ frequent trading policies and procedures to the underlying shareholders investing in the Funds, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Funds will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Funds to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Funds will be able to identify shareholders who

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may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Funds will consider the information that is actually available at the time and attempt to identify suspicious trading patterns on the omnibus account level.

Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Funds’ municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Concentration Risk

A Fund’s concentration of investments in issuers located in a single state may make that Fund more susceptible to adverse political or economic developments affecting that state. An investment in such a Fund may involve more risk than in a mutual fund that buys securities of issuers in numerous states.

For example, the New York Tax-Exempt Money Fund concentrates its investments in securities of issuers located in New York State.

The risk of a downturn in the U.S. economy, particularly in New York City and New York State, continues to be affected by the events of September 11, 2001. In addition, the potential for a more prolonged downturn in the financial sector could also have a negative effect on the New York City and New York State economies. It is likely that New York City and New York State will continue to suffer financial difficulties resulting from the September 11th attack, and may continue to suffer financial difficulties as a result of the continued downturn in the financial sector. These anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund’s performance. As a result, this Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund’s income that is subject to New York taxes could increase.

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by a Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, a Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that a Fund may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or spon -

16

sored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Mortgage-Backed Securities

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ SAIs.

Disclosure of Portfolio Holdings

A schedule of the Funds’ top ten portfolio holdings, current as of the end of each calendar quarter, will be available on the Funds’ website no earlier than 15 days after the end of each quarter. This information will be updated quarterly. The most recent schedule is available on the Funds’ website at http://www.excelsiorfunds.com or by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state- chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At [December 31, 2004,] Schwab served [7 million] active accounts with [over $1 trillion] in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On [December 31, 2004,] U.S. Trust had approximately [$141.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

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The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. supervise the Adviser and establish policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2005, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Money Fund	%
Government Money Fund	%
Treasury Money Fund	%
Tax-Exempt Money Fund	%
New York Tax-Exempt Money Fund	%

The Adviser has contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver agreement may not be terminated before July 31, 2006. In addition, the agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have cooperated with respect to these Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have focused on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions filed against the Companies and two derivative actions purportedly brought on behalf of each of the Companies and each of the funds have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings in a matter styled In Re Mutual Funds Investment Litigation, MDL Docket No. 1586. Lead plaintiffs were appointed and additional defendants were added (generally consisting of current and former directors and officers of the Companies). The five class actions were then consolidated and a single amended complaint was filed on or about September 29, 2004. Plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The two derivative actions were also consolidated into a new amended complaint, also filed on or about September 29, 2004. Plaintiffs in the consolidated derivative action are seeking, on behalf of the Companies, unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The defendants in the consolidated actions have moved to dismiss such actions, and the Maryland court is scheduled to hear oral argument on the motions to dismiss on June 16-17, 2005. The defendants will not be required to answer the complaints until such motions have been decided, and discovery in the actions is currently stayed.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits

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and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell and exchange shares of the Funds.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automatic Investment Program, or
•	Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds,” and include the name of the appropriate Fund(s) on the check. The Funds’ transfer agent cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA #011000028

DDA #99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Fund’s transfer agent must receive your purchase request in good order before the Evaluation Time. For you to be eligible to receive dividends declared on the day you submit your purchase

19

request, the Fund’s transfer agent must receive your request in good order before 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) and federal funds (readily available funds) before the regularly-scheduled close of normal trading on the NYSE.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV for the Funds, a Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Funds’ SAIs. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Directors.

Minimum Purchases

To purchase shares for the first time, you must invest at least $500 in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program

If you have a checking, money market, or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares

You may sell shares directly by:

•	Mail
•	Telephone
•	Systematic Withdrawal Plan
•	By Writing a Check Directly From Your Account, or
•	Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

To sell your shares by telephone, you must own your shares directly and have previously established telephone redemption privileges for your account. You can establish telephone redemption privileges by so indicating on the account application or by contacting the Funds’ transfer agent. Once your account is set up for telephone redemptions, you may sell your shares on any Business Day by calling the Funds’ transfer agent at (800) 446-1012 (from overseas call (617) 483-7297). The minimum amount for telephone redemptions is $500.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, you must notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund’s transfer agent receives your request in good order.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you

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have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your redemption request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. You can request to have redemption proceeds wired to your bank account on the same day you call us to sell your shares, as long as we hear from you by 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) on that day. Otherwise, redemption proceeds will be wired the next Business Day. Shares redeemed and wired on the same day will not receive the dividend declared on that day. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ SAIs.

How to Exchange Your Shares

You may exchange your Shares class shares on any Business Day for the Shares class shares of any portfolio of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., or Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative

21

services. The Adviser, out of its resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

To the extent allowable under NASD rules, the Funds’ distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of any rule 12b-1 distribution fees that may be paid by the Funds and available for such expenditure from time to time. The Funds currently do not pay any such rule 12b-1 fees. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

Each Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. It is anticipated that all, or substantially all, of the distributions by the Money Fund, Government Money Fund and Treasury Money Fund will be taxable as ordinary income. You will be subject to income tax on these Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Distributions on shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable unless the purchase of such shares is attributable to debt financing.

The distributions by the Tax-Exempt Money Fund and the New York Tax-Exempt Money Fund will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Funds’ investments, that a portion of these Funds’ distributions could be taxable to shareholders as dividend income, ordinary income or capital gains.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax- Exempt Money Fund or the New York Tax-Exempt Money Fund generally will not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends paid by the Tax-Exempt Money Fund or the New York Tax-Exempt Money Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state for which the Fund is named or localities within such state.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAIs.

22

Financial Highlights

The tables that follow present performance information about the Shares class of each Fund. This information is intended to help you understand each Fund’s financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the years ended March 31, 2001, 2002, and 2003, has been audited by Ernst & Young LLP (“E&Y”), the Funds’ independent registered public accounting firm during those periods. The information for the years ended March 31, 2004 [and 2005] has been audited by Deloitte & Touche LLP (“D&T”). E&Y’s reports and D&T’s report[s], along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAIs. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7279).

MONEY FUND

	Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net Investment Income		0.00662	0.01255	0.02741	0.05804
Net Realized Gains on Investments		0.00000	(0.00010)	0.00010	0.00000

Total From Investment Operations		0.00662	0.01245	0.02751	0.05804

Less Distributions
Dividends From Net Investment Income		(0.00662)	(0.01245)	(0.02751)	(0.05804)

Total Distributions		(0.00662)	(0.01245)	(0.02751)	(0.05804)

Net Asset Value, End of Year		$1.00	$1.00	$1.00	$1.00

Total Return		0.66%	1.25%	2.79%	5.96%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$1,141.56	$1,787.85	$1,802.14	$1,891.04
Ratio of Net Operating Expenses to Average Net Assets		0.45%	0.39%	0.44%	0.47%
Ratio of Gross Operating Expenses to Average Net Assets1		0.73%	0.43%	0.74%	0.71%
Ratio of Net Investment Income to Average Net Assets		0.67%	1.25%	2.76%	5.84%

Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

23

GOVERNMENT MONEY FUND

	Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net Investment Income		0.00625	0.01199	0.02585	0.05752
Net Realized Gains on Investments		0.00000	(0.00039)	0.00038	0.00000

Total From Investment Operations		0.00625	0.01160	0.02623	0.05752

Less Distributions
Dividends From Net Investment Income		(0.00625)	(0.01160)	(0.02623)	(0.05752)

Total Distributions		(0.00625)	(0.01160)	(0.02623)	(0.05752)

Net Asset Value, End of Year		$1.00	$1.00	$1.00	$1.00

Total Return		0.63%	1.17%	2.65%	5.91%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$544.72	$594.50	$795.29	$1,427.56
Ratio of Net Operating Expenses to Average Net Assets		0.45%	0.39%	0.43%	0.46%
Ratio of Gross Operating Expenses to Average Net Assets1		0.54%	0.47%	0.49%	0.48%
Ratio of Net Investment Income to Average Net Assets		0.62%	1.21%	2.72%	5.76%

Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

TREASURY MONEY FUND

	Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net Investment Income		0.00484	0.01085	0.02451	0.05339
Net Realized Gains on Investments		0.00002	0.00004	(0.00002)	0.00000

Total From Investment Operations		0.00486	0.01089	0.02449	0.05339

Less Distributions
Dividends From Net Investment Income		(0.00485)	(0.01089)	(0.02449)	(0.05339)
Distributions From Net Realized Gain on Investments		(0.00001)	0.00000	0.00000	0.00000

Total Distributions		(0.00486)	(0.01089)	(0.02449)	(0.05339)

Net Asset Value, End of Year		$1.00	$1.00	$1.00	$1.00

Total Return		0.49%	1.09%	2.48%	5.47%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$519.72	$572.00	$604.28	$615.93
Ratio of Net Operating Expenses to Average Net Assets		0.50%	0.45%	0.48%	0.50%
Ratio of Gross Operating Expenses to Average Net Assets1		0.57%	0.53%	0.54%	0.55%
Ratio of Net Investment Income to Average Net Assets		0.49%	1.08%	2.42%	5.35%

Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

24

TAX-EXEMPT MONEY FUND

	Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net Investment Income		0.00546	0.00967	0.01862	0.03580
Net Realized Gains (Loss) on Investments		0.00029	(0.00002)	0.00013	0.00000

Total From Investment Operations		0.00575	0.00965	0.01875	0.03580

Less Distributions
Dividends from Net Investment Income		(0.00560)	(0.00964)	(0.01865)	(0.03580)
Distributions from Net Realized Gain on Investments		(0.00015)	(0.00001)	(0.00010)	0.00000

Total Distributions		(0.00575)	(0.00965)	(0.01875)	(0.03580)

Net Asset Value, End of Year		$1.00	$1.00	$1.00	$1.00

Total Return		0.58%	0.97%	1.89%	3.64%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$2,044.68	$2,281.26	$2,522.46	$2,617.33
Ratio of Net Operating Expenses to Average Net Assets		0.44%	0.39%	0.44%	0.45%
Ratio of Gross Operating Expenses to Average Net Assets1		0.58%	0.54%	0.58%	0.53%
Ratio of Net Investment Income to Average Net Assets		0.56%	0.97%	1.85%	3.59%

Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

NEW YORK TAX-EXEMPT MONEY FUND

	Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period		$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net Investment Income		0.00491	0.00884	0.01758	0.03431
Net Realized Gains on Investments		0.00006	(0.00007)	0.00011	0.00000

Total From Investment Operations		0.00497	0.00877	0.01769	0.03431

Less Distributions
Dividends From Net Investment Income		(0.00490)	(0.00873)	(0.01769)	(0.03431)
Dividends From Net Realized Gain on Investment		(0.00007)	(0.00004)	0.00000	0.00000

Total Distributions		(0.00497)	(0.00877)	(0.01769)	(0.03431)

Net Asset Value, End of Period		$1.00	$1.00	$1.00	$1.00

Total Return		0.50%	0.88%	1.78%	3.49%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$490.10	$548.57	$696.09	$682.45
Ratio of Net Operating Expenses to Average Net Assets		0.50%	0.44%	0.48%	0.51%
Ratio of Gross Operating Expenses to Average Net Assets1		0.75%	0.49%	0.71%	0.72%
Ratio of Net Investment Income to Average Net Assets		0.49%	0.89%	1.76%	3.43%

Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

25

Excelsior Funds, Inc.

Excelsior Tax-Exempt Funds, Inc.

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 29, 2005, include detailed information about Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

You may obtain an SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Investment Company Act registration numbers of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are 811-4088 and 811-4101, respectively.

PROMM[                    ]

Table of Contents

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Managed Income, Intermediate-Term Managed Income and Short-Term Government Securities Funds of Excelsior Funds, Inc., the High Yield Fund of Excelsior Funds Trust and the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt and California Tax-Exempt Income Funds of Excelsior Tax-Exempt Funds, Inc. (each, a “Fund”) that you should know before investing. In addition to the Shares class, which is offered by this prospectus, the High Yield Fund offers one other class of shares: Institutional Shares, and the Managed Income Fund offers one other class of shares: Retirement Shares, each of which are offered in separate prospectuses. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find Specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in each Fund’s Statement of Additional Information (each, an SAI), which are incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about each Fund, please see:

Introduction

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company of New York and U.S. Trust Company, N.A, serve as investment advisers to the Funds (together, the “Adviser”).

All the Funds in this prospectus invest in “fixed income securities,” which include bonds and other debt securities.

Following is a summary of the principal investment policies, strategies and risks of each of the Funds. Further information about risks associated with investing in the Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAIs.

The investment objective of each Fund is fundamental and may not be changed without the approval of the shareholders. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund Share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

3

Managed Income Fund

Investment Objective

The Managed Income Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Principal Investment Strategy

The Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in preferred stock, dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 25% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk bonds.”

There is no limit on the Fund’s dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates, the yield curve, and the difference in yield and valuation among sectors of the fixed-income market place.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking current income through a diversified portfolio of fixed income securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter [ ] [ ]	Worst Quarter [ ] [ ]

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [        ]%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year		5 Years		10 Years
Managed Income Fund
Return Before Taxes	[ %	]	[ %	]	[ %	]
Return After Taxes on Distributions	[ %	]	[ %	]	[ %	]
Return After Taxes on Distributions and Sale of Fund Shares	[ %	]	[ %	]	[ %	]
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)*	[ %	]	[ %	]	[ %	]

*	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Less Fee Waivers	%	*
Net Annual Fund Operating Expenses	0.90%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.90%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

5

Intermediate-Term Managed Income Fund

Investment Objective

The Intermediate-Term Managed Income Fund seeks as high a level of current interest income as is consistent with relative stability of principal.

Principal Investment Strategy

The Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in preferred stock, dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 10% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk” bonds.

The Fund maintains a dollar-weighted portfolio average life of 3 to 6 years. The Adviser manages the Fund’s portfolio average life in light of current market and economic conditions to provide a competitive current yield with reasonable risk of price volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates, the yield curve and the difference in yield and valuation among sectors of the fixed-income market place. The fixed income securities held by the Fund also may have the potential for moderate price appreciation. There is no limit on the maximum maturity for a particular security. Please see “More Information About Principal Risks and Strategies” for more information about portfolio average life.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

The Fund is also subject to the risk that intermediate-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking current income through a diversified portfolio of fixed income securities, and who are willing to accept the risks of investing in fixed income securities.

6

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
[ ]	[ ]
[ ]	[ ]

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [    ]%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004 to those of the Lehman Brothers Intermediate Govt/Credit Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Intermediate-Term Managed Income Fund
Return Before Taxes	[ %]	[ %]	[ %]
Return After Taxes on Distributions	[ %]	[ %]	[ %]
Return After Taxes on Distributions and Sale of Fund Shares	[ %]	[ %]	[ %]
Lehman Brothers Intermediate Govt/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)*	[ %]	[ %]	[ %]

*	The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

7

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.35%
Other Expenses	%

Total Annual Fund Operating Expenses	%
Less Fee Waivers	%	*

Net Annual Fund Operating Expenses	0.75%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your invest- ment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years

$	[	]	$	[	]	$	[	]	$	[	]

8

Short-Term Government Securities Fund

Investment Objective

The Short-Term Government Securities Fund seeks a high level of current income consistent with stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Interest payments on these securities generally will be exempt from state and local personal taxes in most states.

The Fund generally maintains a dollar-weighted portfolio average life of 1 to 3 years. The Adviser manages the Fund’s portfolio average life in light of current market and economic conditions to provide a competitive current yield with relative stability of principal. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. There is no limit on the maximum maturity for a particular security. Please see “More Information About Principal Risks and Strategies” for more information about portfolio average life.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that short-term government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a low level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking to preserve capital through a diversified portfolio of fixed income securities and earn current income, and who are willing to accept the risks of investing in fixed income securities.

9

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter [ ] [ ]	Worst Quarter [ ] [ ]

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [    ]%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004 to those of the Lehman Brothers 1-3 Year Government Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year		5 Years		10 Years
Short-Term Government Securities Fund
Return Before Taxes	[ %	]	[ %	]	[ %	]
Return After Taxes on Distributions	[ %	]	[ %	]	[ %	]
Return After Taxes on Distributions and Sale of Fund Shares	[ %	]	[ %	]	[ %	]
Lehman Brothers 1-3 Year Government Bond Index (reflects no deductions for fees, expenses, or taxes)*	[ %	]	[ %	]	[ %	]

*	The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities with maturities of one to three years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

10

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.30%
Other Expenses	%

Total Annual Fund Operating Expenses	%
Less Fee Waivers	( )%	*

Net Annual Fund Operating Expenses	0.75%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

11

High Yield Fund

Investment Objective

The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba or lower by Moody’s Corporation (Moody’s) or BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (S&P)), or unrated securities that the Adviser believes are of comparable quality. For purposes of this test only, net assets includes borrowings for investment purposes. Securities rated below Baa3 by Moody’s or below BBB by S&P are commonly known as “junk bonds.” The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund may invest in all types of fixed-income securities, including:

•	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
•	Convertible and non-convertible corporate debt obligations
•	Custodial receipts
•	Municipal securities and obligations of the U.S. government, its agencies and instrumentalities
•	Preferred stock
•	Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

In selecting securities for the Fund’s portfolio, the Adviser performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer’s financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s credit risk. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

12

In pursuit of its principal strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking a high level of current income through a diversified portfolio of fixed income securities, and who are willing to bear risks of investing in non-investment grade fixed-income securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
[ ]	[ ]
[ ]	[ ]

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [    ]%.

13

This table compares the average annual total return of the Fund’s Shares class for the periods ended December 31, 2004 to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
High Yield Fund
Return Before Taxes	[ %]	[ %]
Return After Taxes on Distributions	[ %]	[ %*]
Return After Taxes on Distributions and Sale of Fund Shares	[ %]	[ %*]
Merrill Lynch High Yield, Cash Pay Index (reflects no deduction for fees, expenses, or taxes)**	[ %]	[ %*]

*	Since October 31, 2000
**	The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are rated below investment grade by S&P or Moody’s and must not be in default.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.80%
Other Expenses	%
Distribution(12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	%
Less Fee Waivers	%	*
Net Annual Fund Operating Expenses	1.05%	*

†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended that authorizes, with respect to the Shares class, the payment of up to 0.25% for the distribution of the Shares class. However, the Plan is not active at this time with respect to the Shares class. For more information, see “Distribution of Fund Shares.”
*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

14

Long-Term Tax-Exempt Fund

Investment Objective

The Long-Term Tax-Exempt Fund seeks to maximize current interest income exempt from federal income taxes.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes (“municipal securities”). For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting municipal securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund generally will have a dollar-weighted average portfolio maturity between 10 and 25 years.

The Fund emphasizes investment in municipal securities rated in the two highest rating categories by S&P, Moody’s or Fitch IBCA (“Fitch”) at the time of purchase or are determined by the Adviser to be comparable to such ratings. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will limit its investments in municipal securities that pay interest subject to the alternative minimum tax to no more than 20% of its total assets, when added together with any other taxable investments held by the Fund. The Fund’s average weighted portfolio maturity may be as high as 30 years, and there is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities. In addition, longer-term investments tend to be more sensitive to interest rate changes.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that long-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors in higher tax brackets seeking to maximize tax-exempt income through a diversified portfolio of fixed-income securities, and who are willing to accept risk of share price volatility.

15

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter [ ] [ ]	Worst Quarter [ ] [ ]

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [    ]%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch 22+ Year Muni Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year		5 Years		10 Years
Long-Term Tax-Exempt Fund
Return Before Taxes	[ %	]	[ %	]	[ %	]
Return After Taxes on Distributions	[ %	]	[ %	]	[ %	]
Return After Taxes on Distributions and Sale of Fund Shares	[ %	]	[ %	]	[ %	]
Merrill Lynch 22+ Year Muni Index (reflects no deduction for fees, expenses, or taxes)*	[ %	]	[ %	]	[ %	]

*	The Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to $25 million and a maturity range greater than or equal to 22 years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

16

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Less Fee Waivers	%	*
Net Annual Fund Operating Expenses	0.80%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

17

Intermediate-Term Tax-Exempt Fund

Investment Objective

The Intermediate-Term Tax-Exempt Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest from which is exempt from federal income taxes. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting municipal securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund generally will have a dollar-weighted average portfolio maturity of 3 to 10 years.

The Fund emphasizes investment in municipal securities rated in the two highest rating categories by S&P, Moody’s or Fitch at the time of purchase or are determined by the Adviser to be comparable to such ratings. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will limit its investment in municipal securities that pay interest subject to the alternative minimum tax to no more than 20% of its total assets, when added together with any other taxable investments held by the Fund. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that intermediate-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors in higher tax brackets seeking tax-exempt income through a diversified portfolio of fixed income securities, and who are willing to accept moderate share price volatility.

18

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter [ ] [ ]	Worst Quarter [ ] [ ]

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [    ]%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004, to those of the Merrill Lynch 3-7 Year and 7-12 Year Municipal Bond Indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year		5 Years		10 Years
Intermediate-Term Tax-Exempt Fund
Return Before Taxes	[ %	]	[ %	]	[ %	]
Return After Taxes on Distributions	[ %	]	[ %	]	[ %	]
Return After Taxes on Distributions and Sale of Fund Shares	[ %	]	[ %	]	[ %	]
Merrill Lynch 3-7 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	[ %	]	[ %	]	[ %	]
Merrill Lynch 7-12 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	[ %	]	[ %	]	[ %	]
*	The Merrill Lynch 3-7 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
**	The Merrill Lynch 7-12 Year Municipal Bond Index is a widely-accepted unmanaged market- weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.35%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Less Fee Waivers	%	*
Net Annual Fund Operating Expenses	0.65%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.65%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

19

Short-Term Tax-Exempt Securities Fund

Investment Objective

The Short-Term Tax-Exempt Securities Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting municipal securities for the Fund, the Adviser emphasizes preservation of principal and considers each security’s yield and total return potential relative to other available municipal securities. The Fund generally will have a dollar-weighted average portfolio maturity of 1 to 3 years.

The Fund emphasizes investment in municipal securities rated in the two highest rating categories by S&P, Moody’s or Fitch at the time of purchase or are determined by the Adviser to be comparable to such ratings. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will limit its investment in municipal securities that pay interest subject to the alternative minimum tax to no more than 20% of its total assets, when added together with any other taxable investments held by the Fund. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that short-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The price of the Fund’s shares is expected to have a low level of volatiliy.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking tax-exempt income through a diversified portfolio of fixed income securities with limited risk of share price volatility.

20

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter [ ] [ ]	Worst Quarter [ ] [ ]

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [    ]%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004, to those of the Merrill Lynch 1-3 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year		5 Years		10 Years
Short-Term Tax-Exempt Securities Fund
Return Before Taxes	[ %	]	[ %	]	[ %	]
Return After Taxes on Distributions	[ %	]	[ %	]	[ %	]
Return After Taxes on Distributions and Sale of Fund Shares	[ %	]	[ %	]	[ %	]
Merrill Lynch 1-3 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	[ %	]	[ %	]	[ %	]

*	The Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.30%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Less Fee Waivers	( )%	*
Net Annual Fund Operating Expenses	0.60%	*

*	The expense information in the table reflects contracted fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.60%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

21

New York Intermediate-Term Tax-Exempt Fund

Investment Objective

The New York Intermediate-Term Tax-Exempt Fund seeks to provide New York investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by New York State local governments and agencies in New York and other governmental issuers including U.S. territories and possessions that pay interest exempt from federal, New York State and New York City income taxes (“New York municipal securities”). For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund generally will have a dollar-weighted average portfolio maturity of 3 to 10 years.

The Fund emphasizes investment in New York municipal securities rated in the two highest rating categories by S&P, Moody’s or Fitch at the time of purchase or are determined by the Adviser to be comparable to such ratings. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will limit its investment in securities that pay interest subject to the alternative minimum tax to no more than 20% of its total assets, when added together with any other taxable investments held by the Fund. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund’s concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund’s performance depends upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City may face long-term economic problems that could seriously affect their ability, and that of other issuers of New York municipal securities, to meet their financial obligations. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund’s income that is subject to New York taxes could increase.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that New York municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

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Investor Profile

High tax bracket investors seeking tax-exempt current income through a non-diversified portfolio of fixed income securities, and who are willing to accept a moderate degree of share price volatility.

Performance Information

The bar chart and the performance table on the right illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter [ ] [ ]	Worst Quarter [ ] [ ]

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [    ]%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004, to those of the Merrill Lynch 3-7 Year and 7-12 Year New York Municipal Bond Indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year		5 Years		10 Years
New York Intermediate-Term Tax-Exempt Fund
Return Before Taxes	[ %	]	[ %	]	[ %	]
Return After Taxes on Distributions	[ %	]	[ %	]	[ %	]
Return After Taxes on Distributions and Sale of Fund Shares	[ %	]	[ %	]	[ %	]
Merrill Lynch 3-7 Year New York Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	[ %	]	[ %	]	[ %	]
Merrill Lynch 7-12 Year New York Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	[ %	]	[ %	]	[ %	]

*	The Merrill Lynch 3-7 Year New York Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
**	The Merrill Lynch 7-12 Year New York Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

23

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Less Fee Waivers	( )%	*
Net Annual Fund Operating Expenses	0.80%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

24

California Tax-Exempt Income Fund

Investment Objective

The California Tax-Exempt Income Fund seeks to provide California investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by the State of California and its cities, counties and political subdivisions, the interest from which is exempt from federal and California State income taxes (“California municipal securities”). For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund generally will have a dollar-weighted average remaining maturity of 3 to 5 years.

The Fund emphasizes investment in California municipal securities rated in the two highest rating categories by S&P, Moody’s or Fitch at the time of investment or are determined by the Adviser to be comparable to such ratings. However, the Fund may invest without limit in investment grade municipal securities, which are those rated at the time of investment in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will limit its investments in securities that pay interest subject to the alternative minimum tax to no more than 20% of its total assets, when added together with any other taxable investments held by the Fund. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund’s concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund’s performance depends upon the ability of the issuers of California municipal securities to meet their continuing obligations for the payment of principal and interest. California and its cities face long-term economic problems that could seriously affect their ability, and that of other issuers of California municipal securities to meet their financial obligations.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that California municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

High tax bracket investors seeking tax-exempt current income through a non-diversified portfolio of fixed income securities, and who are willing to accept some degree of share price volatility.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter [ ] [ ]	Worst Quarter [ ] [ ]

The Fund’s Shares class performance for the six month period ending June 30, 2005 was [    ]%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2004, to those of the Merrill Lynch 3-7 Year Municipal Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year		5 Years		Since Inception
California Tax-Exempt Income Fund
Return Before Taxes	[ %	]	[ %	]	[ %	*]
Return After Taxes on Distributions	[ %	]	[ %	]	[ %	*]
Return After Taxes on Distributions and Sale of Fund Shares	[ %	]	[ %	]	[ %	*]
Merrill Lynch 3-7 Year Municipal Index (reflects no deductions for fees, expenses, or taxes)***	[ %	]	[ %	]	[ %	**]

*	Since October 1, 1996
**	Since September 30, 1996
***	The Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

26

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Less Fee Waivers	%	*
Net Annual Fund Operating Expenses	0.60%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.60%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

27

More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N.A. invest Fund assets in a way that they believe will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Fixed Income Risk

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Like duration, “portfolio average life” is a measure of the weighted average of the average lives of all securities in a Fund’s portfolio. Each securities “average life” is a measure of the average time to the receipt of all future cash flows and takes into account the possibility of early payments.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause a Fund’s average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.

Credit Risk

The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which a Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Fund’s multiple holdings.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Frequent Trading

The Funds discourage short-term or excessive trading (including by means of exchanges) (“frequent trading”) of their shares by shareholders and maintain procedures reasonably designed to detect and deter such frequent trading, which is sometimes referred to as market timing. Frequent trading may interfere with the efficient management of a Fund’s portfolio, as it may result in a Fund maintaining higher cash balances than it otherwise would or cause a Fund to sell portfolio securities at a time when it otherwise would not. Frequent trading may also result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a Fund.

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In addition, to the extent a Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, each Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, to the extent a Fund invests in securities of issuers located in emerging markets, such securities may be less liquid or more thinly-traded than securities of issuers in more developed markets. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of a Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of a Fund’s shares. The risk of price arbitrage also exists with thinly-traded securities of issuers located in the United States, such as high yield bonds and some small cap equity securities. A Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

A Fund has policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholder. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund; and (vii) Transactions initiated by a Fund (e.g., for failure to meet applicable account minimums). Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion.

Each Fund retains the right to reject any purchase order and to change or cancel exchange privileges at any time, in each case at each Fund’s discretion.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Funds, there is no guarantee that the Funds’ procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Funds and their agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Funds are invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with a Fund, the identity of the

29

particular shareholders that make up the omnibus account is often not known to the Fund.

The Funds do not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to a Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Funds’ frequent trading policies and procedures to the underlying shareholders investing in the Funds, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Funds will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Funds to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Funds will consider the information that is actually available at the time and attempt to identify suspicious trading patterns on the omnibus account level.

Liquidity Risk

A Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by a Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, a Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that a Fund may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Mortgage-Backed Securities

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of

30

prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Concentration Risk

A Fund’s concentration of investments in issuers located in a single state may make that Fund more susceptible to adverse political or economic developments affecting that state. An investment in such a Fund may involve more risk than in mutual funds that buy securities of issuers in numerous states. For detailed information on the state specific risks associated with the New York Intermediate-Term Tax-Exempt Fund’s concentration in securities of issuers located in the State of New York and the California Tax-Exempt Income Fund’s concentration in securities of issuers located in the State of California, please see the Funds’ SAI.

High-Yield, Lower Rated Securities

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

Greater risk of default or price declines due to changes in the issuer’s creditworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

A thinner and less active market, which may increase price volatility and limit the ability of a Fund to sell these securities at their carrying values.

Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies: (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

31

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective, or remaining uninvested. The Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ SAIs.

Disclosure of Portfolio Holdings

A schedule of the Funds’ top ten portfolio holdings, current as of the end of each calendar quarter, will be available on the Funds’ website no earlier than 15 days after the end of each quarter. This information will be updated quarterly. The most recent schedule is available on the Funds’ website at http://www.excelsiorfunds.com or by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A.(together, the “Adviser”) acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At [December 31, 2004,] Schwab served [7 million] active accounts with [over $1 trillion] in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On [December 31, 2004,] U.S. Trust had approximately [$141.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

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The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Adviser and establish policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2005, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Managed Income Fund	%
Intermediate-Term Managed Income Fund	%
Short-Term Government Securities Fund	%
High Yield Fund	%
Long-Term Tax-Exempt Fund	%
Intermediate-Term Tax-Exempt Fund	%
Short-Term Tax-Exempt Securities Fund	%
New York Intermediate-Term Tax-Exempt Fund	%
California Tax-Exempt Income Fund	%

The Adviser has contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver agreement may not be terminated before July 31, 2006. In addition, the agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to- day management of the Funds’ portfolios. The SAIs have more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Alexander D. Powers and Michael Zazzarino serve as the Managed Income Fund’s portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been the Fund’s portfolio manager or co-manager since August 1997. Mr. Powers, as Managing Director, has been with U.S. Trust since 1996. A description of Mr. Zazzarino’s business experience is provided below.

Frank A. Salem and Alexander D. Powers serve as the Intermediate-Term Managed Income Fund’s portfolio co-managers. Mr. Salem is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Salem, a Managing Director, has been the Fund’s portfolio manager or co-manager since joining U.S. Trust in 1998. Prior to joining U.S. Trust, he was a Director and Portfolio Manager in the Fixed-Income Department of Mackay Shields in New York. A description of Mr. Powers’s business experience is provided above.

Michael Zazzarino and Alexander D. Powers serve as the Short-Term Government Securities Fund’s portfolio co-managers. Mr. Zazzarino is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Zazzarino, a Managing Director, has been the Fund’s portfolio co-manager since joining U.S. Trust in March 2005. Prior to joining U.S. Trust, he was a Vice President and Portfolio Manager in the Core Fixed Income Group at Brown Brothers Harriman from December 1998 to February 2005. A description of Mr. Powers’s business experience is provided above.

A.K. Rodgers Ratcliffe, CFA and Adam Moss serve as the High Yield Fund’s portfolio co-managers. Mr. Ratcliffe, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 2000 and has over 30 years of investment analysis experience encompassing both equity and corporate bond analysis, including 15 years of high yield credit analysis. Prior to joining U.S. Trust, Mr. Ratcliffe was the Senior Research Analyst for Northstar Investment Management from 1997 to 1999, where he was responsible for research for several high yield mutual funds. Prior to that he was the head of corporate bond research at Morgan Stanley and head of high yield research at Lazard Freres. Mr. Moss, a Vice President, portfolio manager and senior high yield analyst has been with U.S. Trust since 2001. Prior to joining U.S. Trust, Mr. Moss was an equity research associate for the

33

Technology Group at Credit Suisse First Boston from 2000 to 2001. He also worked as a credit ratings analyst at Moody’s Investors Service for the High Yield Telecommunications group from 1997 to 2000.

Kenneth J. McAlley and Sandy Panetta serve as the portfolio co-managers for the Short-Term Tax-Exempt Securities, Intermediate Term Tax-Exempt, Long-Term Tax- Exempt and New York Intermediate-Term Tax-Exempt Funds. Mr. McAlley is primarily responsible for the day- to-day management of the Funds. He has served as portfolio manager or co-manager of the Long-Term Tax- Exempt Fund since 1986 and of the Short-Term Tax- Exempt Securities, Intermediate-Term Tax-Exempt and New York Intermediate-Term Tax-Exempt Funds since 1995. Mr. McAlley, an Executive Vice President, has been with U.S. Trust since 1980. Ms. Panetta, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1989. She is a senior portfolio manager responsible for tax-exempt cash management. Prior to joining U.S. Trust, she was with Alliance Capital Management in its fixed income department.

Gary S. Larsen and Kathleen Meyer have served as the California Tax-Exempt Income Fund’s portfolio co-managers since 2000 and 2001, respectively. Mr. Larsen and Ms. Meyer are primarily responsible for the day to day management of the California Tax-Exempt Income Fund’s portfolio. Mr. Larsen, a Senior Vice President and Senior Fixed Income Portfolio Manager, has been with the Adviser since 1997. Prior to joining U.S. Trust, Mr. Larsen held positions at City National Bank and had served as Manager of Municipal Bond Trading at Security Pacific Bank. Ms. Meyer, a Vice President and Portfolio Manager, has been with the Adviser since 2000. Prior to joining U.S. Trust, she served as Vice President and Senior Portfolio Specialist with Merrill Lynch & Co.

Research, analyses, trade execution and other facilities provided by the Adviser and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have cooperated with respect to these Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have focused on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions filed against the Companies and two derivative actions purportedly brought on behalf of each of the Companies and each of the funds have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings in a matter styled In Re Mutual Funds Investment Litigation, MDL Docket No. 1586. Lead plaintiffs were appointed and additional defendants were added (generally consisting of current and former directors and officers of the Companies) The five class actions were then consolidated and a single amended complaint was filed on or about September 29, 2004. Plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The two derivative actions were also consolidated into a new amended complaint, also filed on or about September 29, 2004. Plaintiffs in the consolidated derivative action are seeking, on behalf of the Companies, unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The defendants in the consolidated actions have moved to dismiss such actions, and the Maryland court is scheduled to hear oral argument on the motions to dismiss on June 16-17, 2005. The defendants will not be required to answer the complaints until such motions have been decided, and discovery in the actions is currently stayed.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

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Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell and exchange shares of the Funds.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automatic Investment Program, or
•	Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds.” and include the name of the appropriate Fund(s) on the check. The Funds’ transfer agent cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA #011000028

DDA #99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Funds’ transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Funds’ transfer agent must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class, divided by the number of outstanding shares of the class.

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The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Boards of Directors/Trustees. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, a Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). Fair value pricing may also be used to value restricted securities held by a Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of the Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases

To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program

If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares

You may sell (redeem) shares directly by:

•	Mail
•	Telephone
•	Systematic Withdrawal Plan, or
•	Automated Clearinghouse (ACH)

Holders of Fund shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Funds’ transfer agent unless all required documents have been received by the Fund.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

To sell your shares by telephone, you must own your shares directly and have previously established telephone redemption privileges for your account. You can establish telephone redemption privileges by so indicating on the account application or by contacting the Funds’ transfer agent. Once your account is set up for telephone redemptions, you may sell your shares on any Business Day by calling the Funds’ transfer agent at (800) 446-1012 (from overseas call (617) 483-7297). The minimum amount for telephone redemptions is $500.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

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If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, you must notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Funds’ transfer agent receives your request in good order.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ SAIs.

How to Exchange Your Shares

You may exchange your Shares class shares on any Business Day for the Shares class shares of any portfolio of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., or Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

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Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services. The Adviser, out of its resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

The High Yield Fund has adopted a distribution plan that allows shares of the Fund to pay distribution fees for the sale and distribution of its Shares class shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of the Fund’s outstanding Shares class shares. However, fees are not currently being paid under the distribution plan with respect to Shares class. If the distribution plan is ever implemented with respect to Shares class, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales and charges because these fees are paid out of the Fund’s assets continuously.

To the extent allowable under NASD rules, the Funds’ distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of any rule 12b-1 distribution fees that may be paid by the Fund and available for such expenditure from time to time. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

Each Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you received for them. Your initial tax basis will be the amount you pay for your shares including sales commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes

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may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

Regarding the Tax-Exempt Funds, the Funds anticipate that substantially all of their income dividends will be “exempt interest dividends,” which are exempt from regular federal income taxes. However, some distributions will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a “market discount,” and distributions of short and long-term capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund will generally not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any shares and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the California Tax-Exempt Income Fund consists of obligations, which if held by an individual would pay interest that is exempt from California personal income tax, then dividends paid by the Fund to its individual shareholders will be exempt from California personal income tax.

For investors in the Tax-Exempt Funds, interest income derived from securities issued by agencies or instrumentalities of a particular state for which the particular Fund is named may not be subject to taxation by that state or locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAIs.

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Financial Highlights

The tables that follow present performance information about the Shares class of each Fund. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the years ended March 31, 2001, 2002, and 2003, has been audited by Ernst & Young LLP (“E&Y”), the Funds’ independent registered public accounting firm during those periods. The information for the years ended March 31, 2004 [and 2005] has been audited by Deloitte & Touche LLP (“D&T”). E&Y’s reports and D&T’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAIs. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7279).

MANAGED INCOME FUND

	Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$9.43	$8.95	$9.11	$8.55

Income From Investment Operations
Net Investment Income		0.38	0.47	0.49	0.50
Net Gains (Losses) on Investments (both realized and unrealized)		0.14	0.50	(0.10)	0.56

Total From Investment Operations		0.52	0.97	0.39	1.06

Less Distributions
Dividends From Net Investment Income		(0.38)	(0.48)	(0.50)	(0.50)
Distributions From Net Realized Gain on Investments		(0.14)	(0.01)	(0.05)	0.00

Total Distributions		(0.52)	(0.49)	(0.55)	(0.50)

Net Asset Value, End of Year		$9.43	$9.43	$8.95	$9.11

Total Return		5.74%	11.07%	4.34%	12.80%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$269.03	$293.18	$247.80	$252.17
Ratio of Net Operating Expenses to Average Net Assets		0.87%	0.84%	0.87%	0.88%
Ratio of Gross Operating Expenses to Average Net Assets1		1.11%	0.95%	1.04%	1.01%
Ratio of Net Investment Income to Average Net Assets		4.06%	5.10%	5.39%	5.81%
Portfolio Turnover Rate		84%	120%	129%	99%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

40

INTERMEDIATE-TERM MANAGED INCOME FUND

	Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$7.39	$7.10	$7.18	$6.77

Income From Investment Operations
Net Investment Income		0.26	0.37	0.39	0.42
Net Gains (Losses) on Investments (both realized and unrealized)		0.11	0.36	(0.06)	0.41

Total From Investment Operations		0.37	0.73	0.33	0.83

Less Distributions
Dividends From Net Investment Income		(0.26)	(0.40)	(0.39)	(0.42)
Distributions From Net Realized Gain on Investments		(0.10)	(0.04)	(0.02)	0.00

Total Distributions		(0.36)	(0.44)	(0.41)	(0.42)

Net Asset Value, End of Year		$7.40	$7.39	$7.10	$7.18

Total Return		5.25%	10.50%	4.60%	12.73%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$413.27	$404.63	$273.27	$219.60
Ratio of Net Operating Expenses to Average Net Assets		0.56%	0.53%	0.52%	0.56%
Ratio of Gross Operating Expenses to Average Net Assets[1]		0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets		3.56%	4.56%	5.47%	6.11%
Portfolio Turnover Rate		85%	98%	117%	108%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

SHORT-TERM GOVERNMENT SECURITIES FUND

	Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$7.31	$7.11	$7.09	$6.87

Income From Investment Operations
Net Investment Income		0.16	0.26	0.33	0.39
Net Gains (Losses) on Investments (both realized and unrealized)		(0.03)	0.25	0.05	0.22

Total From Investment Operations		0.13	0.51	0.38	0.61

Less Distributions
Dividends From Net Investment Income		(0.20)	(0.26)	(0.34)	(0.39)
Distributions From Net Realized Gain on Investments		(0.02)	(0.05)	(0.02)	0.00

Total Distributions		(0.22)	(0.31)	(0.36)	(0.39)

Net Asset Value, End of Year		$7.22	$7.31	$7.11	$7.09

Total Return		1.90%	7.27%	5.35%	9.14%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$469.22	$499.52	$193.78	$75.69
Ratio of Net Operating Expenses to Average Net Assets		0.53%	0.49%	0.51%	0.57%
Ratio of Gross Operating Expenses to Average Net Assets[1]		0.67%	0.64%	0.61%	0.67%
Ratio of Net Investment Income to Average Net Assets		2.26%	3.22%	4.33%	5.59%
Portfolio Turnover Rate		231%	170%	75%	118%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

41

HIGH YIELD FUND

	Year Ended March 31,					Period Ended March 31, 2001[1]
	2005	2004		2003	2002
Net Asset Value, Beginning of Period		$3.99		$6.20	$7.26	$7.00

Investment Operations:
Net Investment Income		0.35	[5]	0.88 [5]	1.08	0.27
Net Gains (Losses) on Investments (both realized and unrealized)		0.71	[5]	(1.54)[5]	(1.01)	0.26

Total from Investment Operations		1.06		(0.66)	0.07	0.53

Less Distributions:
Dividends From Net Investment Income		(0.34)[7]		(1.55)[6]	(1.09)	(0.27)
Distributions From Net Realized Gains		0.00		0.00	(0.04)	0.00

Total Distributions		(0.34)		(1.55)	(1.13)	(0.27)

Net Asset Value, End of Period		$4.71		$3.99	$6.20	$7.26

Total Return		27.45%		(10.49)%	1.27%	7.76%	2
Ratios/Supplemental Data
Net Assets at End of Period (in millions)		$151.48		$131.34	$172.89	$57.67
Ratio of Net Operating Expenses to Average Net Assets		1.05		1.08%	1.03%	1.05%	3
Ratio of Gross Operating Expenses to Average Net Assets4		1.36		1.35%	1.35%	1.55%	3
Ratio of Net Investment Income to Average Net Assets		7.79		18.06%	17.56%	9.43%	3
Portfolio Turnover Rate		170%		153%	310%	169%	3

Notes:

1.	Commenced operations on October 31, 2000.
2.	Not annualized.
3.	Annualized.
4.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
5.	For comparative purposes per share amounts are based on average shares outstanding.
6.	Includes a tax return of capital of $(0.51).
7.	Includes a tax return of capital of $(0.08).

LONG-TERM TAX-EXEMPT FUND

		Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$9.95	$9.48	$9.62	$8.99

Income From Investment Operations
Net Investment Income		0.26	0.29	0.36	0.40
Net Gains (Losses) on Investments (both realized and unrealized)		0.13	0.47	(0.14)	0.63

Total From Investment Operations		0.39	0.76	0.22	1.03

Less Distributions
Dividends From Net Investment Income		(0.26)	(0.29)	(0.36)	(0.40)
Distributions From Net Realized Gain on Investments		0.00	0.00	0.00	0.00

Total Distributions		(0.26)	(0.29)	(0.36)	(0.40)

Net Asset Value, End of Year		$10.08	$9.95	$9.48	$9.62

Total Return		4.01%	8.12%	2.29%	11.69%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$72.78	$94.97	$115.18	$135.52
Ratio of Net Operating Expenses to Average Net Assets		0.73%	0.70%	0.72%	0.77%
Ratio of Gross Operating Expenses to Average Net Assets1		0.80%	0.77%	0.82%	0.83%
Ratio of Net Investment Income to Average Net Assets		2.64%	2.99%	3.66%	4.33%
Portfolio Turnover Rate		111%	51%	35%	60%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

42

INTERMEDIATE-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$9.88	$9.39	$9.57	$9.06

Income From Investment Operations
Net Investment Income		0.26	0.31	0.35	0.38
Net Gains (Losses) on Investments (both realized and unrealized)		0.15	0.55	(0.12)	0.51

Total From Investment Operations		0.41	0.86	0.23	0.89

Less Distributions
Dividends From Net Investment Income		(0.26)	(0.31)	(0.35)	(0.38)
Distributions From Net Realized Gain on Investments		(0.34)	(0.06)	(0.06)	0.00

Total Distributions		(0.60)	(0.37)	(0.41)	(0.38)

Net Asset Value, End of Year		$9.69	$9.88	$9.39	$9.57

Total Return		4.19%	9.31%	2.41%	10.07%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$387.62	$407.10	$370.02	$341.17
Ratio of Net Operating Expenses to Average Net Assets		0.56%	0.51%	0.52%	0.57%
Ratio of Gross Operating Expenses to Average Net Assets1		0.63%	0.59%	0.64%	0.64%
Ratio of Net Investment Income to Average Net Assets		2.60%	3.15%	3.67%	4.17%
Portfolio Turnover Rate		31%	48%	67%	84%
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator. SHORT-TERM TAX-EXEMPT SECURITIES FUND
	Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$7.20	$7.17	$7.15	$7.02

Income From Investment Operations
Net Investment Income		0.08	0.12	0.20	0.28
Net Gains (Losses) on Investments (both realized and unrealized)		0.02	0.03	0.03	0.13

Total From Investment Operations		0.10	0.15	0.23	0.41

Less Distributions
Dividends From Net Investment Income		(0.08)	(0.12)	(0.20)	(0.28)
Distributions From Net Realized Gain on Investments		0.00	0.00	(0.01)	0.00

Total Distributions		(0.08)	(0.12)	(0.21)	(0.28)

Net Asset Value, End of Year		$7.22	$7.20	$7.17	$7.15

Total Return		1.40%	2.04%	3.20%	5.94%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$360.60	$291.28	$165.69	$83.34
Ratio of Net Operating Expenses to Average Net Assets		0.47%	0.46%	0.48%	0.58%
Ratio of Gross Operating Expenses to Average Net Assets1		0.59%	0.58%	0.55%	0.65%
Ratio of Net Investment Income to Average Net Assets		1.12%	1.57%	2.60%	3.97%
Portfolio Turnover Rate		99%	31%	111%	42%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

43

NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$9.12	$8.74	$8.83	$8.34

Income From Investment Operations
Net Investment Income		0.22	0.27	0.31	0.33
Net Gains (Losses) on Investments (both realized and unrealized)		0.14	0.51	(0.09)	0.49

Total From Investment Operations		0.36	0.78	0.22	0.82

Less Distributions
Dividends From Net Investment Income		(0.22)	(0.27)	(0.31)	(0.33)
Distributions From Net Realized Gain on Investments		(0.29)	(0.13)	0.00	0.00

Total Distributions		(0.51)	(0.40)	(0.31)	(0.33)

Net Asset Value, End of Year		$ 8.97	$ 9.12	$ 8.74	$8.83

Total Return		4.06%	8.96%	2.54%	10.02%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$178.11	$187.40	$178.61	$144.42
Ratio of Net Operating Expenses to Average Net Assets		0.68%	0.67%	0.67%	0.73%
Ratio of Gross Operating Expenses to Average Net Assets1		0.73%	0.72%	0.72%	0.75%
Ratio of Net Investment Income to Average Net Assets		2.41%	2.96%	3.53%	3.90%
Portfolio Turnover Rate		42%	43%	45%	39%
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator. CALIFORNIA TAX-EXEMPT INCOME FUND
	Year Ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year		$7.49	$7.27	$7.30	$7.07

Income From Investment Operations
Net Investment Income		0.24	0.25	0.26	0.26
Net Gains (Losses) on Investments (both realized and unrealized)		0.00	0.22	(0.02)	0.23

Total From Investment Operations		0.24	0.47	0.24	0.49

Less Distributions
Dividends From Net Investment Income		(0.24)	(0.25)	(0.26)	(0.26)
Distribution From Net Realized Gain on Investments		0.00	0.00 [2]	(0.01)	0.00

Total Distribution		(0.24)	(0.25)	(0.27)	(0.26)

Net Asset Value, End of Year		$7.49	$7.49	$7.27	$7.30

Total Return		3.19%	6.59%	3.32%	7.09%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)		$66.89	$66.19	$58.23	$54.61
Ratio of Net Operating Expenses to Average Net Assets		0.50%	0.46%	0.50%	0.50%
Ratio of Gross Operating Expenses to Average Net Assets[1]		0.90%	0.50%	0.87%	0.97%
Ratio of Net Income to Average Net Assets		3.14%	3.36%	3.55%	3.69%
Portfolio Turnover Rate		15%	9%	4%	6%

Notes:

1.	Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
2.	Amount represents less than $0.01 per share.

44

Excelsior Funds, Inc.

Excelsior Funds Trust

Excelsior Tax-Exempt Funds, Inc.

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 29, 2005, include detailed information about Excelsior Funds, Inc, Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

You may obtain an SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s, Excelsior Funds Trust’s and Excelsior Tax-Exempt Funds, Inc.’s Investment Company Act registration numbers are 811-4088, 811-8490 and 811-4101, respectively.

PROFIXEDINC [                ]

EXCELSIOR TAX-EXEMPT FUNDS, INC.

California Tax-Exempt Income Fund

Intermediate-Term Tax-Exempt Fund

Long-Term Tax-Exempt Fund

New York Intermediate-Term Tax-Exempt Fund

New York Tax-Exempt Money Fund

Short-Term Tax-Exempt Securities Fund

Tax-Exempt Money Fund

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2005

This Statement of Additional Information (the “SAI”) is not a prospectus but should be read in conjunction with the current prospectuses for the California Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, New York Tax-Exempt Money Fund, Short-Term Tax-Exempt Securities Fund and Tax-Exempt Money Fund (individually, a “Fund” and collectively, the “Funds”) dated July 29, 2005 (the “Prospectuses”). A copy of the Prospectuses may be obtained by writing Excelsior Funds, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, Massachusetts 02266-8529, or by calling (800) 446-1012 for the Shares class. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

[The audited financial statements and related reports of Deloitte & Touche LLP, independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2005, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012.]

Each Fund’s voting records relating to portfolio securities for the 12 month period ended June 30, 2005, may be obtained upon request without charge by calling (800) 466-1012, and on the Fund’s website at www.excelsiorfunds.com and on the Securities Exchange Commission’s website at www.sec.gov.

CLASSIFICATION AND HISTORY

Excelsior Tax-Exempt Funds, Inc. (the “Company”) is an open-end, management investment company. Each Fund is a separate series of the Company. The Intermediate-Term Tax-Exempt, Long-Term Tax-Exempt, Short-Term Tax-Exempt Securities, and Tax-Exempt Money Funds are classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The California Tax-Exempt Income, New York Intermediate-Term Tax-Exempt, and New York Tax-Exempt Money Funds are classified as non-diversified under the 1940 Act. Each Fund offers one class of shares. The Company was organized as a Maryland corporation on August 8, 1984.

For ease of reference, the various Funds are referred to as follows: California Tax-Exempt Income Fund as “CA Tax-Exempt Fund”; New York Intermediate-Term Tax-Exempt Fund as “NY IT Tax-Exempt Fund”; and together with the CA Tax-Exempt Fund, the “State Tax-Exempt Funds”; Intermediate-Term Tax-Exempt Fund as “IT Tax-Exempt Fund”; Long-Term Tax-Exempt Fund as “LT Tax-Exempt Fund”; and Short-Term Tax-Exempt Securities Fund as “ST Tax-Exempt Fund,” and together (not including the State Tax-Exempt Funds) the “Tax-Exempt Funds”; New York Tax-Exempt Money Fund as “NY Money Fund” and Tax Exempt Money Fund as “TE Money Fund,” and together with the NY Money Fund, the “Money Funds.”

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Each Fund’s investment objectives, principal investment strategies and risks are set forth in the Prospectuses. The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses.

In addition to each Fund’s principal investment strategies, the Funds may have certain investment policies, and may use certain other strategies, or engage in other investment practices, that are not principal strategies.

From time to time, on a temporary defensive basis due to market conditions, each of the Tax-Exempt Funds, State Tax-Exempt Funds and Money Funds may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Should a Fund invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers’ acceptances; (iv) repurchase agreements collateralized by U.S. government obligations or other money market instruments; or (v) securities issued by other investment companies that invest in high quality, short-term securities. In addition, during such times the Tax-Exempt Funds and the State Tax-Exempt Funds may purchase municipal bond index and interest rate futures contracts.

The Tax-Exempt Funds and State Tax-Exempt Funds

For purposes of this SAI, the term “Municipal Obligations” is synonymous to the term “municipal securities” as used in the prospectus. The Tax-Exempt Funds will invest substantially all of their assets in Municipal Obligations which are determined by the Adviser to present minimal credit risks. The CA Tax-Exempt Fund will invest substantially all of its assets in Municipal Obligations and the NY IT Tax-Exempt Fund will invest substantially all of its assets in New York Municipal Obligations. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. With respect to the CA Tax-Exempt Fund and the NY IT Tax-Exempt Fund, each Fund expects that dividends derived from interest on Municipal Obligations will be exempt from regular federal income tax. In addition, each of the CA Tax-Exempt Fund and the NY IT Tax-Exempt Fund expects that dividends derived from Municipal Obligations issued by California or New York, respectively, will also be exempt from each state’s personal income tax. Municipal Obligations issued by states other than California (for the CA Tax-Exempt Fund) or New York (for the NY IT Tax-Exempt Fund) may be subject to state personal income tax.

The Municipal Obligations purchased by the Tax-Exempt Funds and State Tax-Exempt Funds will consist of: (1) bonds rated “BBB” or higher by S&P or by Fitch Ratings (“Fitch”), or “Baa” or higher by Moody’s, or, in certain instances, bonds with lower ratings if they are determined by the Adviser to be comparable to BBB/Baa-rated issues; (2) notes rated “MIG-3” or higher (“VMIG-3” or higher in the case of variable rate notes) by Moody’s, or “SP-3” or higher by S&P, or “F3” or higher by Fitch; and (3) commercial paper rated “Prime-3” or higher by Moody’s, or “A-3” or higher by S&P, or “F3” or higher by Fitch. Securities rated “BBB” by S&P and Fitch or “Baa” by Moody’s are generally considered to be investment grade, although they have speculative characteristics and are more sensitive to economic change than higher rated securities. If not rated, securities purchased by the Funds will be of comparable quality to the above ratings as determined by the Adviser under the supervision of the Board of Directors. See “Additional Information on Portfolio Instruments—Ratings.” A discussion of Moody’s, Fitch’s and S&P’s rating categories is contained in Appendix B.

The Funds may invest up to 25% of their assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent that a Fund’s assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund’s assets were not so concentrated.

Each Fund may invest in “private activity bonds” (see “Additional Information on Portfolio Instruments—Municipal Obligations” below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund’s total assets when added together with any taxable investments held by that Fund.

The Tax-Exempt Funds will limit their investments in interest-only and principal-only Municipal Obligations to 5% of their total assets.

The money market instruments that may be purchased by the Funds include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less. Investments in time deposits are limited to no more than 5% of the value of the Fund’s total assets at the time of purchase. See “Additional Information on Portfolio Instruments—Bank Obligations.”

There are special risks associated with investment in the State Tax-Exempt Funds. See “Special Considerations Related to California Municipal Obligations” and “Special Considerations Related to New York Municipal Obligations.”

The Money Funds

The Money Funds may only invest in: (i) securities in the two highest short-term rating categories of a nationally recognized statistical rating organization (“NRSRO”), provided that if a security is rated by more than one NRSRO, at least two NRSROs must rate the security in one of the two highest short-term rating categories; (ii) unrated securities determined to be of comparable quality at the time of purchase; (iii) certain money market fund shares; and (iv) U.S. government securities (collectively, “Eligible Securities”). See “Ratings.” The rating symbols of the NRSROs which the Funds may use are described in Appendix B attached hereto.

The Money Funds may also invest from time to time in “private activity bonds” (see “Municipal Obligations” below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund’s net assets when added together with any taxable investments by the Fund.

Each Money Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the

Adviser. To the extent that a Fund’s assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

For the Money Funds, investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund’s total assets may be invested in any one branch, and that no more than 20% of the Fund’s total assets at the time of purchase may be invested in the aggregate in such obligations. Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund’s total assets at time of purchase. See “Additional Information on Portfolio Instruments—Bank Obligations.”

The Tax-Exempt Money Fund

The TE Money Fund will invest substantially all of its assets in high-quality Municipal Obligations determined by the Adviser to present minimal credit risks. The TE Money Fund also may invest in certain tax-exempt derivative instruments, such as floating rate trust receipts.

The New York Tax-Exempt Money Fund

Under normal market conditions, at least 80% of the NY Money Fund’s net assets will be invested in Municipal Obligations which are determined by the Adviser to present minimal credit risks. The Fund may also invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests. See “Additional Information on Portfolio Instruments—Derivatives.” Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York (“New York Municipal Obligations”) are exempt from regular federal, New York State and New York City personal income tax. Dividends derived from interest on Municipal Obligations other than New York Municipal Obligations are exempt from federal income tax but may be subject to New York State and New York City personal income tax (see “Additional Information Concerning Taxes” below).

The Fund is concentrated in securities issued by New York State or entities within New York State and therefore investment in the Fund may be riskier than an investment in other types of money market funds. The Fund’s ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. See “Special Considerations Relating to New York Municipal Obligations.”

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

Bank Obligations (all Funds)

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC.

Borrowing and Reverse Repurchase Agreements (All Funds)

Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The Securities and Exchange Commission (the “SEC”) views reverse repurchase agreements as a form of borrowing. At the time a

Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

Derivatives (NY Money Fund)

The NY Money Fund may invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts, partnership interests, floating rate trust receipts or other forms. A typical tax-exempt derivative security involves the purchase of an interest in a Municipal Obligation or a pool of Municipal Obligations which interest includes a tender option, demand or other feature. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligations to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.

Before purchasing a tax-exempt derivative for the NY Money Fund, the Adviser is required by the Fund’s Amortized Cost Procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity’s relevant financial information.

Futures Contracts (Tax-Exempt and State Tax-Exempt Funds)

The Tax-Exempt and State Tax-Exempt Funds may invest in interest rate futures contracts and municipal bond index futures contracts as a hedge against changes in market conditions. With respect to investments in municipal bond index futures contract, municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made. Any income from investments in futures contracts will be taxable income of the Funds.

The Funds may enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the “underlying commodity” is represented by various types of fixed-income securities.

The Funds will not engage in transactions in futures contracts for speculation, but only as a hedge against changes in market values of securities which they hold or intend to purchase where the transactions are intended to reduce risks inherent in the management of the Funds. Each Fund may engage in futures contracts only to the extent permitted by the Commodity Futures Trading Commission (“CFTC”) and the SEC. Each Fund currently intends to limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts.

When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must segregate liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must segregate liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” a futures position generally by entering into an offsetting position. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Transactions by a Fund in futures contracts may subject the Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See Appendix C for further discussion of futures contracts.

Government Obligations (All Funds)

The Funds may invest in U.S. Government securities that may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Funds must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Funds may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (Ginnie Mae) and the Federal Housing Administration (FHA).

•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Illiquid Securities (All Funds)

The Funds will not knowingly invest more than 10% of the value of their net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Boards, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Certain of the Funds may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if these securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Each Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Directors of the Funds. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

The Adviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the Trust’s Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Insured Municipal Obligations (All Funds)

The Funds may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations. Although insurance coverage for the

Municipal Obligations held by the Funds reduces credit risk by insuring that the Funds will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors.

Investment Company Securities (All Funds)

The Funds may also invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds).

The Money Funds normally will invest in securities of investment companies only if such companies invest primarily in high-quality, short-term Municipal Obligations. Securities of other investment companies will be acquired by the Money Funds within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, the Money Funds currently intend to limit their investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the Funds within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

The Tax Exempt and State Tax Exempt Funds may also invest in SPDRs. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

Municipal Obligations (All Funds)

Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. The interest from Municipal Obligations is, in the opinion of bond counsel to the issuer; exempt from federal income tax. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term “Municipal Obligations” only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Obligations which may be held by the Funds are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

The Funds’ portfolios may also include “moral obligation” securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund—the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

The Funds may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Obligations. In general, such “stripped” Municipal Obligations are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Obligation, such yield will be exempt from federal income tax for such investor to the same extent as interest on the underlying Municipal Obligation. The Funds intend to purchase “stripped” Municipal Obligations, and in addition, the Money Funds intend to purchase custodial receipts, only when the yield thereon will be, as described above, exempt from federal income tax to the same extent as interest on the underlying Municipal Obligations. “Stripped” Municipal Obligations are considered illiquid securities subject to the limit described under “Illiquid Securities.”

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. See “Ratings.”

The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.” An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

Among other instruments, the Tax-Exempt and Money Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, each Tax-Exempt and Money Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the NY Money Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Portfolio Turnover (All Funds)

Each of the Funds may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with a Fund’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold the investments. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. Portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may result in the realization of substantial net capital gains. To the extent that net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Ratings (All Funds)

The ratings of NRSROs such as Moody’s and S&P described in Appendix B hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

Repurchase Agreements (All Funds)

Each Fund may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Each Fund will enter into repurchase agreements only with financial institutions, such as banks or broker/dealers, that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities.

The seller under a repurchase agreement will be required to maintain the value of the obligations subject to the agreement at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds’ custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by a Fund under the 1940 Act.

Stand-By Commitments (All Funds)

The Funds may acquire “stand-by commitments” with respect to Municipal Obligations held by them. Under a “stand-by commitment,” a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a “stand-by commitment” is normally (i) the Fund’s acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. “Stand-by commitments” are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

The Funds expect that “stand-by commitments” will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a “stand-by commitment” either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). When a Fund has paid any consideration directly or indirectly for a “stand-by commitment,” its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Funds intend to enter into “stand-by commitments” only with banks and broker/dealers which, in the Adviser’s opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a “stand-by commitment,” the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire “stand-by commitments” solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Variable and Floating Rate Instruments (All Funds)

Securities purchased by the Funds may include variable and floating rate instruments. The interest rates on such instruments are not fixed and vary with changes in the particular interest rate benchmarks or indexes. Unrated variable and floating rate instruments will be purchased by the Tax-Exempt and State Tax-Exempt Funds based upon the Adviser’s determination that their quality at the time of purchase is comparable to at least the minimum ratings permitted for investments in the Fund. In some cases a Fund may require that the issuer’s obligation to pay the principal be backed by an unconditional and irrevocable bank letter or line of credit, guarantee or commitment to lend. Although there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Fund may (at any time or during specified intervals within a prescribed period, depending upon the instrument involved) demand payment in full of the principal and may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate instrument in the event the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights. In such cases, the Fund could suffer a loss with respect to the instrument.

While the Money Funds in general will invest only in securities that mature within 13 months of the date of purchase, they may invest in variable and floating rate instruments which have nominal maturities in excess of 13 months if such instruments have demand features that comply with conditions established by the SEC. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the SEC.

When-Issued and Forward Transactions (All Funds)

Each Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the Fund will segregate liquid assets equal to the amount of the commitment.

It is expected that forward commitments and “when-issued” purchases will not exceed 25% of the value of a Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of their investment objectives.

A Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Special Considerations Relating to California Municipal Obligations

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Statement of Additional Information primarily from official statements and prospectuses relating to securities offerings of the State of California (sometimes referred to in this section as the “State”), the latest of which is dated March 30, 2005. While the Company has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and the State has no responsibility to make payment on such local obligations.

General Economic Conditions

The economy of the State of California is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Some of the State’s significant industries are sensitive to trade disruptions in their export markets, and the State’s rate of economic growth, therefore, could be adversely affected.

A significant downturn in U.S. stock market prices could adversely affect California’s economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State’s General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by, a significant downturn in the performance of the stock markets. For example, the State estimated that stock market related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $5.2 billion in 2002-03.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003, weakened exports, and most particularly, large stock market declines. These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, $59.7 billion in 2001-02, $61.9 billion in 2002-03 and $67.2 billion in 2003-04. As of January 2005, such sources are project to be $73.4 billion in 2004-05 and $78.9 billion in 2005-06.

It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

State Budgets

Prior Years’ Financial Results. Following a severe recession beginning in 1990, the State’s financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State’s cash position also improved, and no external deficit borrowing occurred through the end of the five fiscal years prior to 2001-02. In 2001-02, revenues dropped by an unprecedented amount compared to the prior year. Revenues from the three largest tax sources were $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. Consequently, the Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

2002 Budget Act. The 2002 Budget Act initially forecast $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures. These revenue estimates proved to be substantially overstated, as expected economic recovery did not occur. Despite mid-year budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers (including a $1.1 billion deferral of K-12 education funding into the 2003-04 fiscal year), California’s fiscal condition continued to deteriorate. California ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

2003 Budget Act. The 2003 Budget Act forecasted $73.4 billion in General Fund revenues and transfers and $71.1 billion in expenditures. However, the budget assumed the issuance of $10.7 billion in fiscal recovery bonds.

In November 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who proposed an alternative economic recovery bond measure to address the budget deficit. In March 2004, California voters approved both the issuance of up to $15 billion in economic recovery bonds and a related balanced budget amendment described under “Economic Recovery Bonds” below.

According to the 2004 Budget Act, revenues and transfers for 2003-04 were estimated to be $74.6 billion with $75.6 billion in expenditures. As a result of the sale of the economic recovery bonds and the use of the deficit recovery fund (see below), California ended the fiscal year with a reserve of $1.7 billion.

2004 Budget Act. The 2004 Budget Act forecasted $77.3 billion in General Fund revenues and transfers and $80.7 billion in expenditures. The June 30, 2005 reserve is now projected to be $784 million.

In a September 2004 report, the LAO concluded that while the 2004 Budget Act “includes significant ongoing savings” and “makes some progress toward resolving the State’s ongoing structural budget shortfall,” the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a “significant number of one-time or limited-term solutions” and “obligates additional spending in future years.” The LAO stated that a combination of these factors will likely add to the projected shortfall contained in the LAO May Report, and “that substantial additional actions will be needed to bring future budgets into balance.

One-time savings measures contained in the 2004 Budget Act and highlighted in the LAO September Report include, among others, the use of approximately $2 billion in economic recovery bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of vehicle license fee “gap” loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans.

The LAO updated its projections in a November 2004 report to project an imbalance of about $6.7 billion between revenues and expenditures for the fiscal year 2005-06 budget, and projecting a shortfall of nearly $10 billion in fiscal year 2006-07 under the then current-law spending and revenue policies, absent corrective actions. The LAO further stated that, given the size and persistence of this structural budget shortfall, even in the face of an expanding economy and strengthening revenues, “it is unlikely that California will be able to simply ‘grow its way of this shortfall.’”

According to the 2005-06 Governor’s Budget, as of January 2005, General Fund revenues and transfers for fiscal year 2004-05 are projected to be $78.2 billion while expenditures are projected to be $82.3 billion.

2005-06 Budget. The 2005-06 Governor’s Budget, released in January 2005, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $9.1 billion for 2005-06 would continue to be incurred. This budget projected General Fund revenues for 2005-06 of $85.5 billion, an increase of $5.3 billion compared with revised estimates for 2004-05. General Fund expenditures were projected at $85.7 billion, an increase of $3.4 billion compared with revised estimates for 2003-04. The budget projects to end fiscal year 2005-06 with a $500 million reserve.

The 2005-06 Budget includes $7.0 billion in program reductions and related cost savings in 2005-06. In addition, the budget proposes the issuance of an additional $1.7 billion in economic recovery bonds and a variety of proposals to increase tax revenues by $409 million without tax increases.

The 2005-06 Budget also proposes several major budget reforms, including modifying Proposition 98 (the State’s minimum funding requirement for education), imposing across-the-board budget reductions in the event of fiscal imbalance, consolidating certain outstanding obligations, terminating the State’s right to suspend the automatic transfer of gas tax revenues to special transportation funds, prohibiting the borrowing of special funds to cover General Fund imbalances and terminating the State’s and local government’s sponsorship of defined benefit retirement plans. In early April 2005, the Governor announced that he would not seek, before .June 2006, to terminate the State’s and local government’s sponsorship of defined benefit retirement plans.

The issuance of additional debt, the proposed spending cuts and the major budget reforms are controversial and there can be no assurance that they will eventually be approved by voters or enacted by the Legislature.

In its January 12, 2005, report, the Legislative Analyst’s Office observes that while the budget’s proposals would address the 2005-06 shortfall, it falls well short of fully addressing the State’s ongoing structural imbalances and the budget reform proposals would dramatically reduce the ability of future policy makers to establish budget priorities when addressing future budget shortfalls.

In February 2005, the LAO released a more expansive analysis of the budget and the Governor’s reform proposals. Based on newer data, the LAO projected that revenues would exceed the 2005-06 Governor’s Budget forecast by $1.4 billion in 2004-05 and by $800 million in 2005-06. Based on these increased revenue projections, and assuming all the Governor’s budget proposals are adopted and nearly all the savings are realized, the LAO projected that the State would end 2005-06 with a general reserve of $2.9 billion ($2.4 billion more than that assumed in the budget estimate).

The LAO warned that some of the savings in the budget are subject to considerable risk, including the assumed sale of $765 million in pension obligation bonds, which is subject to court challenge, $408 million in public employee compensation savings which are dependent on Collective bargaining negotiations, and savings from unallocated reductions in state operations in most program areas. The LAO also highlighted other factors that would perpetuate the State’s structural deficit, such as the use of $1.7 billion of economic recover bond proceeds and the end, in fiscal year 2006-07, of the two year diversion of local property taxes under Senate Amendment No. 4. (see below). In the report, the LAO continued to warn of budget shortfalls in the range of $4 to $4.5 billion, assuming all the Governor’s proposals (or alternative proposals of equal magnitude) are adopted, or of budget deficits in the range of twice that magnitude if such proposals are not adopted.

Constraints on the Budget Process

Approved in March 2004 with the State’s economic recovery bonds, Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from (a) acting on any other bills, or (b) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State’s General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (a) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (b) inter-fund borrowings.

Future Budgets. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness

General Obligation Bonds. As of March 1, 2005, the State had approximately $47.3 billion of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $35.9 billion remained unissued as of that date.

Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children’s Hospital Projects Bond Act) were approved by the voters in the November 2004 election.

The Legislature has approved approximately $600 million of new bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.

Ratings. As of May 2, 2005, the State’s general obligation bonds were rated A3 by Moody’s, A by Standard & Poor’s, and A- by Fitch Ratings. In September 2004, Fitch Ratings raised California’s general obligation bond rating to A- from BBB, citing the State’s financial improvement with the successful issuance of economic recovery bonds, improving economic indicators, and revenues matching estimates. In August 2004, Standard & Poor’s raised its rating to A from BBB citing the easing of immediate liquidity pressure on the State following the sale of the economic recovery bonds and the State’s recent economic improvement. Standard & Poor’s factored into the rating, however, the continued structural deficit between ongoing revenues and expenditures, coupled with future fiscal pressure due to promises made to substantially increase funding for local governments, schools, and state higher education institutions in fiscal 2007. In May 2004, Moody’s upgraded its rating from BAA1 to A3 and stated that the upgrade reflected a now established trend of recovery in the State’s economy and tax revenues, as well as an improved state budgetary and liquidity outlook. It is not presently possible to determine whether, or the extent to which, Moody’s, S&P or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Economic Recovery Bonds. The California Economic Recovery Bond Act (“Proposition 57”) was approved by voters in March 2004. Proposition 57 authorized the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004.

Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by Proposition 58, may be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds is secured by the State’s full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.9 billion of economic recovery bonds, which resulted (due to the sale of bonds at a premium) in the deposit of net proceeds in the General Fund of approximately $11.3 billion. The Governor has proposed issuing an additional $1.7 billion to fund the deficit in 2005-06. The State may issue the remainder of authorized economic recovery bonds in future fiscal years.

Commercial Paper Program. Pursuant to the terms of the bank credit agreement presently in effect supporting the State’s general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. As of March 1, 2005, the finance committees had authorized the issuance of up to approximately $19.3 billion of commercial paper notes; as of that date approximately $19 million aggregate principal amount of general obligation commercial paper notes was outstanding.

Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. As of March 1, 2005, the State had approximately $7.2 billion of outstanding lease purchase debt.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. State agencies and authorities had $41.5 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2004.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. In late September 2004, the State began issuing up to $6 billion principal amount of Revenue Anticipation Notes which will become due on June 30, 2005. These notes were issued to fund, in part, the State’s cash flow management needs for the 2004-05 fiscal year.

Repayment of Energy Loans. The Department of Water Resources (the “DWR”) borrowed money from the General Fund for DWR’s power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

The loans from the General Fund and the banks and commercial lenders financed DWR’s power supply program costs during 2001 that exceeded DWR’s revenues from the sale of electricity. The general purpose of the power supply program was to provide to customers of the three major investor-owned electric utilities in the State (the “IOUs”) the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR’s authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers.

The primary source of money to pay debt service on the DWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly, indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

Enhanced Tobacco Settlement Revenue Bonds. In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

An initial sale of 57.6% of the State’s tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining amount, which produced $2.3 billion in revenue, was completed in September 2003. The 2003 Budget Act authorizes the Director of Finance to make allocations with legislative notification if tobacco settlement revenues are insufficient to cover the cost of the tobacco securitization program. The Legislature is not obligated to make any such requested appropriation in the future.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Local Government

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local governments officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. Under the State-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive will be reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies will be required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

Constitutional, Legislative and Other Factors

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds. There are various types of appropriations excluded from the Appropriations Limit.

The State’s Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code

Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Trust portfolio.

Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such other programs by raising taxes.

Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State’s initiative process. From time to time, other initiative measures could be adopted that could effect revenues of the State or public agencies within the State.

Pending Litigation

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

Special Considerations Relating to New York Municipal Obligations

The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the “State”) or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the Trust or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends

Over the long term, the State and the City of New York (the “City”) face serious potential economic problems. The City accounts for approximately 41% of the State’s population and personal income, and the City’s financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

The New York Economy

Like most states, New York continues to face significant fiscal challenges. The national recession, in conjunction with the economic dislocation caused by the September 11 terrorist attacks, produced consecutive year-to-year declines in total tax receipts. Costs for employee pensions have increased dramatically, while Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and the jobless recovery that has followed. New York’s fiscal difficulties were also compounded by last year’s enacted budget process that resulted in spending growth in excess of recurring revenues. Nevertheless, flexible reserves, significantly increased when times were good, have not been depleted.

The September 11 terrorist attacks had a more devastating impact on the New York economy than on any other state. Nevertheless, the New York economy continues to expand and recent above-trend national growth rates have helped to buttress the State economy, puffing the State well on its way to a full recovery from the impact of the September 11 attacks, and reversing several years where the State’s job base was in decline. Total New York non-farm employment is projected to grow 1.0 percent in 2005, with private sector job growth of 1.3 percent projected for the current year. The continued strengthening of the State economy will help to support the housing market in 2005, though the torrid pace of growth observed in 2004 is not expected to be sustained. With the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Consequently, bonus growth for 2005 will fall short of the extraordinary growth experienced in 2004, offsetting the impact of higher employment growth on personal income and wages. Both New York personal income and its largest component, wages and salaries, are expected to grow 4.9 percent for 2005.

Significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil. Higher energy prices and global instability also loom large as risks to equity market performance. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2006. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well.

The 2005-06 State Financial Plan (current fiscal year)

The State’s current fiscal year began on April 1, 2005, and ends on March 31, 2006. On March 8, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2005-06 fiscal year. On March 31, 2005, the State Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2005-06 fiscal year. The 2005-06 Enacted Budget Financial Plan (the “State Financial Plan”) was prepared by the Division of the Budget (the “DOB”) and reflects the actions of the Legislature and Governor through April 12, 2005.

The State projects General Fund receipts, including transfers from other funds, to total $46.8 billion in 2005-06, an increase of $3.0 billion (6.9 percent) from 2004-05. Projected growth in personal income and sales taxes, resulting from temporary tax actions taken in the 2004-05 Enacted Budget and the economic recovery, are primarily responsible for the growth. General Fund receipts in 2006-07 are projected to increase by $1.5 billion from the current year. Underlying revenue growth of $3.1 billion (6.1 percent) in 2006-07 is offset by the loss of several one-time revenues ($531 million), the phase-out of the personal income tax surcharge and a one-quarter percent increase in sales tax ($1.0 billion), lower transfers from the Revenue Bond Tax Fund due to increasing debt service costs ($180 million), and higher transfers to finance the School Tax Relief Program ($188 million).

The State projects General Fund disbursements, including transfers to other funds, of $46.2 billion in 2005-06, an increase of $2.1 billion (4.7 percent) from 2004-05. Increases in Grants to Local Governments ($1.4 billion), State Operations ($502 million), and General State Charges ($396 million), offset by a decrease in transfers to other funds ($265 million) account for the change. Spending is projected to increase by $4.7 billion in 2006-07. Medicaid growth of $2.7 billion in 2006-07 is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization.

The State Financial Plan is balanced as a result of both new resources and the approval of roughly $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations. At the beginning of the 2005-06 budget cycle, the State faced potential General Fund budget gaps of $5.8 billion in 2006-07 and $5.6 billion in 2007-08. The recurring savings proposed in the 2005-06 Executive Budget reduced the gaps to $2.5 billion in both years. Compared to Executive Budget projections, the General Fund budget gaps for the 2006-07 and 2007-08 fiscal years have increased in the Enacted Budget, and now are estimated at roughly $3.2 billion in 2006-07 and $4.1 billion in 2007-08.

The State Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation. There can be no assurance that actual results will not differ materially and adversely from the projections contained in the State Financial Plan set forth above.

Special Considerations

The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current State Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the State economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. The continuing erosion of investor confidence has had a major impact on Wall Street and the City economy. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East, and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for State goods and services, will continue to have an adverse impact on the State’s economic recovery.

Recent events have increased the risks to the forecast for both employment and wages. The threat of future terrorist acts against the U.S. still remains. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that would have a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

The State’s economic expansion is just starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

Ratings

Standard & Poor’s, Moody’s and Fitch Ratings currently rate the State’s general obligation bonds AA, Al and AA-, respectively.

On December 19, 2000, Standard & Poor’s revised its rating on the State’s general obligation bonds from A+ to AA and reaffirmed its stable outlook. On May 16, 2003, Standard & Poor’s revised its outlook on the State’s general obligation bonds from stable to negative. On September 21, 2004, Standard & Poor’s again revised its outlook on the State’s general obligation bonds from negative to stable. On February 16, 2005, Standard & Poor’s reaffirmed its AA rating and stable outlook on the State’s general obligation bonds. On November 9, 2004, Moody’s revised its rating on the State’s general obligation bonds from A2 to Al, and revised its outlook on the State’s general obligation bonds from stable to positive. On June 5, 2003, Fitch Ratings revised its rating on the State’s general obligation bonds from AA to AA-. On February 25, 2005, Fitch Ratings reaffirmed its AA- rating on the State’s general obligation bonds.

New York City

The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

The Mayor is responsible for preparing the City’s financial plan, including the financial plan for the 2005 through 2008 fiscal years submitted to the State Financial Control Board (the “Control Board”) on June 29, 2004 (the “June Financial Plan”), and Modification No. 05-2 to the June Financial Plan submitted to the Control Board on February 2, 2005, which among other things, contains the Mayor’s preliminary budget for the 2006 fiscal year and extends the financial plan to include the 2009 fiscal year (together with the June Financial Plan, the “City Financial Plan”). The City’s projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and cost of future labor settlements. Implementation of the City Financial Plan is also dependent upon the City’s ability to market its securities successfully, as well as the securities of other financing entities, including the New York City Municipal Water Finance Authority (the “Water Authority”) which issues debt secured by water and sewer revenues. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

The 2005-09 Financial Plan

For the 2004 fiscal year, the City’s General Fund had an operating surplus of $1.928 billion, before utilizing those resources in later periods through discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary transfers. The 2004 fiscal year is the twenty-fourth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

As required by the New York State Financial Emergency Act For The City of New York and the New York City Charter, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On February 2, 2005, the City submitted to the Control Board the City Financial Plan for the 2005 through 2009 fiscal years, which relates to the City and certain entities that receive funds from the City, and which was consistent with the Mayor’s preliminary budget. The City Financial Plan projects revenues and expenditures for the 2005 and 2006 fiscal years balanced in accordance with GAAP, and projects gaps of $3.7 billion, $3.6 billion and $3.2 billion for fiscal years 2007 through 2009, respectively, after implementation of a gap-closing program. This pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues of expenditures, before discretionary transfers, for each fiscal year.

The City Financial Plan also reflects other proposed State assistance which requires the approval of the State government. The nature and extent of the impact on the City of the federal and State budgets, when adopted, are uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City’s budget and the City Financial Plan. Furthermore, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and/or other factors that could have a material effect on the City.

Special Considerations

The City Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties and contingencies include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; (iv) the willingness and ability of the State to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; (v) the ability of the New York City Health and Hospitals Corporation and other such entities to maintain balanced budgets; (vi) the willingness of the federal government to provide the amount of federal aid contemplated in the City Financial Plan; (vii) the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (viii) adoption of the City’s budget by the City Council in substantially the form submitted by the Mayor; (ix) the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; (x) the impact of conditions in the real estate market on real estate tax revenues; and (xi) the ability of the City and other financing entities to market their securities successfully in the public credit markets. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State’s Financial Plan and to the U.S. economy, as a whole, as discussed above.

On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery, clean up and repair efforts have resulted in substantial expenditures. The City Financial Plan assumes that the City’s costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the Transitional Finance Authority (“TFA”). The City has been largely reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The federal government has committed $21.4 billion for disaster assistance for New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. Included in the $21.4 billion is $15.5 billion of appropriations for costs such as cleanup, economic development, job training, transit improvements, road reconstruction and grants to residents and businesses in lower Manhattan. It also includes approximately $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State authorized the TFA to have outstanding $2.5 billion of bonds and notes to pay costs related to or arising from the September 11 attacks, of which the TFA currently has outstanding approximately $2 billion. It is currently not possible to quantify the long-term adverse impact of the September 11 attacks on the City and its economy, any offsetting economic benefits that may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources that will be required.

Although the City has maintained balanced budgets in each of its last twenty-four fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City’s economy. Coming out of past recessions, the City has typically lagged the nation’s recovery. This is largely due to the fact that the City’s economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City’s service sectors only picks up when a recovery is firmly in place. The current recovery cycle is not expected to be any different and could adversely affect the City’s economy.

Ratings

Standard & Poor’s, Moody’s and Fitch Ratings currently rate the City’s outstanding general obligation bonds A, Al and A+, respectively.

On May 27, 2003, Standard & Poor’s revised its outlook to stable from negative on the City’s general obligation bonds. On April 11, 2005, Standard & Poor’s reaffirmed its A rating and its stable outlook on the

City’s general obligation bonds. On January 25, 2005, Moody’s revised its outlook to stable from positive on the City’s general obligation bonds. On April 4, 2005, Moody’s revised its rating on the City’s general obligation bonds from A2 to Al. On February 11, 2005, Fitch Ratings reaffirmed its A+ rating and stable outlook on the City’s general obligation bonds.

Litigation

A number of court actions have been brought involving State finances that could ultimately result in costs to the State Financial Plan. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. The most significant case is Campaign for Fiscal Equity v. State of New York, in which the State Court of Appeals directed the State to implement a remedy by July 30, 2004, that ensures all children in New York City have the opportunity to receive a sound basic education. In August 2004, the State Supreme Court directed a panel of three referees to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools. On November 30, 2004, the panel issued its report and recommendations. It recommended that the Supreme Court direct the State to pay New York City schools a total of $14.08 billion over the next four years in additional funding and $9.179 billion over the next five years for capital improvements. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel’s report and recommendations and directing the State to take all steps necessary to provide additional funding for New York City schools in the amounts of $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09. The Court also directed the State to take all steps necessary to provide additional capital funding in the amount of $1.836 billion annually over the next five years. The State has appealed the March 15, 2005, order to the Appellate Division, First Department and the trial court’s decision was stayed pending resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs’ motion to lift the automatic stay.

The State’s finances may also be affected by adverse rulings related to further collective bargaining agreements with State employee unions and federal disallowances or other federal actions. Other significant litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. In addition, ongoing litigation challenging the proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation may result in a loss of resources in the General Fund. Pursuant to a court order the State Comptroller is currently holding all proceeds in escrow until a judgment is rendered. Adverse developments in the legal proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan. The State believes that the proposed State Financial Plan includes sufficient reserves to offset the costs associated with payment of judgments that may be required during the 2004-05 fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential State Financial Plan resources available for the payment of judgments, and could adversely affect the ability of the State to maintain a balanced State Financial Plan.

The City has estimated that its potential future liability on account of outstanding claims against it, as of June 30, 2004, amounted to approximately $4.4 billion. While the ultimate outcome and fiscal impact, if any, on the City of these outstanding claims are not currently predictable, adverse determinations on certain of them may have a material adverse effect upon the City’s ability to carry out the City Financial Plan.

INVESTMENT LIMITATIONS

Certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares.

Certain investment limitations, however, are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Company’s Board of Directors without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or (b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

Attached as Appendix A are each of the Fund’s fundamental Investment Restrictions and certain additional matters of operating policy.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

Shares are continuously offered for sale by BISYS Fund Services Limited Partnership (the “Distributor”), a registered broker-dealer and the Company’s distributor. The Distributor is located at 100 Summer Street, Suite 1500, Boston, MA 02110. The Distributor has agreed to use appropriate efforts to solicit all purchase orders. Prior to January 1, 2005, Edgewood Services, Inc. served as Distributor.

Purchase of Shares

Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company’s transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

Shares may be sold to customers (“Customers”) of financial institutions (“Shareholder Organizations”). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically “sweep” a Customer’s account periodically and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

Shares may be purchased directly by individuals (“Direct Investors”) or by institutions (“Institutional Investors” and, collectively with Direct Investors, “Investors”). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Company. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization’s responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc.

(“BFDS”), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers’ accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers’ purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See “Shareholder Organizations.”

Redemption Procedures

Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors may also be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer’s account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

Shares may be redeemed by an Investor by submitting a written request for redemption to:

Excelsior Tax-Exempt Funds, Inc.

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, Massachusetts 02266-8529

As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (“Signature Guarantee Guidelines”). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program (“STAMP”) in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, Massachusetts 02266-8529.

BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing BFDS by telephone as described in the prospectus.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

Except as described in “Investor Programs” below, Investors with account balances under $500 due to redemptions (not market depreciation) may be required to redeem Shares in a Fund after 60 days’ written notice. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

The Company may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the New York Stock Exchange (“NYSE”) is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund’s portfolio securities.

The Company reserves the right to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value (a “redemption in kind”). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

Under certain circumstances, the Company may, at its discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

INVESTOR PROGRAMS

Systematic Withdrawal Plan

An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semi-annual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

(1) A fixed-dollar withdrawal;

(2) A fixed-share withdrawal;

(3) A fixed-percentage withdrawal (based on the current value of the account); or

(4) A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder’s equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor’s investment in the Fund. This in turn may result in a complete depletion of the shareholder’s investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

Investors may exchange shares having a value of at least $500 for shares of the same class of any other portfolio of the Company, Excelsior Funds, Inc. or Excelsior Funds Trust (collectively, the “Companies”). An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of the Companies. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies. However, certain exchanges from Funds within Excelsior Funds, Inc. and Excelsior Funds Trust may be subject to a 2.00% redemption fee. See Excelsior Fund’s Prospectus and Excelsior Funds Trust’s Prospectus. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss for tax purposes, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans

Shares may be available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York (“U.S. Trust New York”):

•	IRA’s (including “rollovers” from existing retirement plans) for individuals and their spouses;

•	Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

•	Keogh Plans for self-employed individuals.

Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

The Automatic Investment Program permits Investors to purchase Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor’s financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an Investor’s checking, bank money market or NOW account designated by the Investor. At the Investor’s option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

The Automatic Investment Program is one means by which an Investor may use “dollar cost averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information

Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

DESCRIPTION OF CAPITAL STOCK

The Company’s Charter authorizes its Board of Directors to issue up to twenty-four billion full and fractional shares of common stock, $.001 par value per share and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company’s authorized common stock is currently classified into nineteen series of shares representing interests in seven portfolios.

Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company’s Board of Directors.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the Company portfolios of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

Shareholders of the Company is entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company’s outstanding shares may elect all of the Company’s directors, regardless of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Series (Fund) affected by the matter. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of the independent registered public accounting firm and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to Fund.

The Company’s Charter authorizes the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund’s assets into money and, in connection therewith, to cause all outstanding shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act.

Notwithstanding any provision of Maryland law requiring a greater vote of the Company’s Common Stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company’s Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

Certificates for shares will not be issued unless expressly requested in writing to BFDS and will not be issued in fractional shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company’s Board of Directors has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request; (2) the disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed a confidentiality agreement with the Fund or its agents; (3) the disclosure is made to parties involved in the investment process, administration or custody of the Company, including its Board of Directors; (4) the disclosure is in connection with a quarterly, semi-annual or annual report that is available to the public or relates to information that has already been made available to the public via the Fund’s website; or (5) the disclosure is made pursuant to prior written approval of the Chief Compliance Officer (the “CCO”) of the Company or the Chief Legal Officer of the Company. The Adviser shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at its next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Currently, neither the Adviser nor the Fund maintains any ongoing arrangements with third parties pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided.

In addition, portfolio holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties with a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the adviser and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printer. Portfolio holdings information may also be provided to the Company’s Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Adviser or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

MANAGEMENT OF THE FUNDS

Directors and Officers

The business and affairs of the Funds are managed under the direction of the Company’s Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, James Bailey is the only director deemed to be an “interested person” of the Company as defined in the 1940 Act.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS
INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 74	Director/Trustee Chairman of the Boards	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	29	None.

Rodman L. Drake Age: 62	Director/Trustee	Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	29	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004). Director, Crystal River Capital Inc. (a private REIT) (since March 2005)

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Morrill Melton (“Mel”) Hall, Jr. Age: 60	Director/Trustee	Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	29	Chairman, Comprehensive Health Services, Inc. (since 1991).

Roger M. Lynch Age: 64	Director/Trustee	Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	29	Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

Jonathan Piel Age: 66	Director/Trustee	Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	29	None.

John D. Collins Age: 66	Director/Trustee	Since 2005	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2005); Trustee, Excelsior Funds Trust (since 2005). Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG LLP (from March 1962 to June 1999).	29	Director, CCC Information Services Inc. (software to automate process of settling automobile claims) (since September 2004); Director, Mrs. Fields’ Companies, Inc. (consumer products) (since December 2004)

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59	Director/Trustee	Since February 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	29	None.

OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 45	President	Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 44	Vice President	Since February 2004	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 46	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 46	Vice President and Assistant Treasurer	Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management Inc. (2004); Controller Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 45	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 51	Chief Compliance Officer	Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations—New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel—New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 47	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Ralph Pastore 225 High Ridge Road Stamford, CT 06905 Age: 35	Vice President	Since May 2005	Vice President, U.S. Trust Company, N.A. (since 2001); Director, Mutual Fund Operations, American Skandia Investment Services, Inc. (from 1998 to 2001).	N/A	None

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT, 06903.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The officers of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of May 27, 2005, the Excelsior Funds Complex consisted of 29 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

The Board has an Audit Committee that meets annually to review the Company’s financial statements with the independent registered public accounting firm and to report on its findings to the Board. The members of the Committee are Frederick S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch, Jonathan Piel and John D. Collins. The Committee met five times during the fiscal year ended March 31, 2005.

The Company’s Board has a Nominating Committee consisting of Frederick S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch, Jonathan Piel and John D. Collins. The Nominating Committee is responsible for considering candidates for election to the Company’s Board in the event a position is vacated or created. The Nominating Committee met one time during the Company’s fiscal year ended March 31, 2005. The Nominating Committee will consider nominees recommended by the Company’s shareholders if the Committee is required to do so. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

Each disinterested director receives an annual fee of $100,000. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000 and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. Prior to July 31, 2004, each director received an annual fee of $15,000 from both the Company and Excelsior Funds, Inc. and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from both the Company and Excelsior Funds, Inc. and $1,000 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board was entitled to receive an additional annual fee of $7,500 from both the Company and Excelsior Funds, Inc. and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each received $1,000 per annum from each of the Company, Excelsior Funds, Inc. and Excelsior Funds Trust for their services on the Nominating Committee. The Directors may hold various other directorships unrelated to the Funds. The employees of the Advisor and BISYS do not receive any compensation from the Company for acting as officers of the Company.

The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2004.1

Name of Director	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
[UPDATE CHART] Disinterested Directors
John D. Collins

Rodman L. Drake	LT Tax-Exempt Fund	$1—10,000	$1—10,000

Morrill Melton Hall, Jr.	Tax-Exempt Money	$1—10,000	$10,000—50,000

Roger M. Lynch	None		None

Jonathan Piel	None		over $100,000

Frederick S. Wonham	Tax-Exempt Money IT Tax-Exempt Fund	over $100,000 $50,001—100,000	over $100,000

Interested Director
James L. Bailey	None		over $100,000

[As of July 29, 2005, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.].

[1]	Fund Complex means the Company, Excelsior Fund and Excelsior Funds Trust.

The following chart provides certain information about the fees received by the Company’s directors in the most recently completed fiscal year. [UPDATE CHART]

Name of Person/Position	Aggregate Compensation from the Company		Pension or Retirement Benefits Accrued as Part of Fund Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation from the Company and Fund Complex* Paid to Directors
John D. Collins
Rodman L. Drake	[$	]	[$	]	[$	]	[$	](3)	**
Mel Hall	[$	]	[$	]	[$	]	[$	](3)	**
Roger M. Lynch	[$	]	[$	]	[$	]	[$	](3)	**
Jonathan Piel	[$	]	[$	]	[$	]	[$	](3)	**
Frederick S. Wonham, Chairman of the Board	[$	]	[$	]	[$	]	[$	](3)	**
James L. Bailey	[$	]	[$	]	[$	]	[$	](3)	**

*	The Fund Complex consists of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust.
**	Number of investment companies in the Fund Complex for which director served as director or trustee.

Investment Advisory and Administration Agreements

United States Trust Company of New York and U.S. Trust Company, N.A. (together, “U.S. Trust” or the “Adviser”) serve as co-investment advisers to the Funds, subject to the general supervision and guidance of the Board of Directors of the Company. On June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectuses. The Adviser provides investment advisory services through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds.

Prior to May 31, 2000, U.S. Trust served as investment adviser to the Funds pursuant to an advisory agreement substantially similar to the Investment Advisory Agreement currently in effect for the Funds.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the TE Money Fund; 0.30% of the average daily net assets of the ST Tax-Exempt Fund; 0.35% of the average daily net assets of the IT Tax-Exempt Fund; and 0.50% of the average daily net assets of the LT Tax-Exempt, the CA Tax-Exempt, the NY Money and the NY IT Tax-Exempt Funds.

The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund or reimburse expenses to keep such Fund’s net annual operating expenses from exceeding the percentage stated in the “Annual Fund Operating Expenses” section of the Fund’s prospectus. The waiver may not be terminated before July 31, 2006.

For the fiscal years ended March 31, 2005, 2004, and 2003, the Company paid the Adviser fees for advisory services as follows:

	Fiscal Year ended March 31, 2005		Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003
CA Tax Exempt Fund	$	[ ]	$93,069	$38,286
IT Tax-Exempt Fund	$	[ ]	$1,267,449	$1,235,300
LT Tax-Exempt Fund	$	[ ]	$392,599	$512,944
NY IT Tax-Exempt Fund	$	[ ]	$895,747	$945,051
NY Money Fund	$	[ ]	$1,437,399	$1,649,088
ST Tax-Exempt Fund	$	[ ]	$700,613	$533,863
TE Money Fund	$	[ ]	$3,348,645	$3,166,089

For the fiscal years ended March 31, 2005, 2004, and 2003, the Adviser’s waivers reduced advisory fees by the following:

	Fiscal Year ended March 31, 2005			Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003
CA Exempt Income Fund	$	[	]	$230,672	$—
IT Tax-Exempt Fund	$	[	]	$135,324	$122,625
LT Tax-Exempt Fund	$	[	]	$25,555	$29,992
NY IT Tax-Exempt Fund	$	[	]	$15,817	$16,698
NY Money Fund	$	[	]	$1,058,879	$15,227
ST Tax-Exempt Fund	$	[	]	$234,580	$169,473
TE Money Fund	$	[	]	$1,947,158	$2,868,380

At a meeting held on [July 29, 2005], the Company’s Investment Advisory Agreements with the Adviser were approved by the Board of Directors, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of any party thereto. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities.

[To be inserted following July’s approval of the Investment Advisory Agreements]

The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U.S. Trust shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of their duties or from reckless disregard by either of them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”) Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firm and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2004, Schwab served 7 million active accounts with over 1 trillion in customer assets.

Portfolio Managers

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”). All asset information is as of December 31, 2004.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kenneth J. McAlley	4	4	10	—	—	—
	$790,440,880	$983,616,959	$530,733,023	—	—	—

Sandy Panetta	4	—	61	—	—	—
	$790,440,880	—	$602,784,081	—	—	—

Gary S. Larsen	1	—	63	—	—	—
	$62,908,912	—	$448,516,641	—	—	—

Kathleen Meyer	1	—	37	—	—	—
	$62,908,912	—	$221,247,656	—	—	—

Compensation. Each Portfolio Manager receives compensation in connection with his/her management of the Fund and other accounts identified above which includes the following components: (1) base salary, (2) a bonus, and (3) an award for assets under management.

Base Salary. Each Portfolio Manager receives a fixed annual base salary. Base salary amounts are determined by the Adviser’s senior management for asset management and human resources (for ease of reference, the “Compensation Committee”) based upon a number of factors, including the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation.

Bonus. Each Portfolio Manager is eligible to receive a bonus in addition to his/her base salary. For each Portfolio Manager, with the exception of Ms. Meyer and Mr. Larsen (each of whom are eligible for the Discretionary Bonus discussed below, but not the Performance Bonus), the bonus may consist of two components. The first component is a discretionary component (“Discretionary Bonus”) determined as a percentage of the Portfolio Manager’s base salary. The level of the Discretionary Bonus is determined by the Compensation Committee based upon a number of factors, including the Adviser’s profitability, the size of the eligible bonus pool and the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation. The specific performance of a Fund or other accounts managed by the Portfolio Manager as compared to a benchmark is not considered in determining the amount of the Discretionary Bonus. The second component of the eligible bonus award is a performance bonus (“Performance Bonus”). The amount of the Performance Bonus is determined based upon the investment performance of certain accounts managed by the Portfolio Manager (the “Bonus Accounts”) as compared to an appropriate index as selected by the Adviser. Not all accounts for which the Portfolio Manager has responsibility are Bonus Accounts. Bonus Accounts are selected by the Adviser on the basis that they are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts. The Bonus Accounts for each Portfolio Manager, and their index benchmarks, are as follows:

Portfolio Manager	Bonus Account(s)	Index Benchmark(s)
Kenneth J. McAlley	33.3%—Excelsior Intermediate Term Tax Exempt Fund 33.3%—Excelsior Long Term Tax Exempt Fund 33.3%—NY Intermediate Term Tax Exempt Fund	Lipper Intermediate Municipal Debt Funds Average Lipper General Muni Debt Funds Average Lipper NY Intermediate Municipal Debt Funds Average

Sandy Panetta	50%—Excelsior Tax Exempt Money Fund 50%—Excelsior NY Tax Exempt Money Fund	Lipper Tax Exempt Money Markets Fund Average Lipper NY Tax Exempt Money Funds Average

Gary S. Larsen	n/a	n/a

Kathleen Meyer	n/a	n/a

The Performance Bonus amount is determined according to a formula established by the Compensation Committee which takes into account (1) whether the Bonus Account is an equity or a fixed income account, (2) the tenure of the Portfolio Manager in managing the Bonus Account, and (3) the investment performance of the Bonus Accounts as compared to the Index Benchmark over various periods. In general, long term performance has a greater impact on the Performance Bonus than short term performance.

Both the Discretionary Bonus and the Performance Bonus take into consideration a “target bonus factor”, which is a factor of the Base Salary determined for each Portfolio Manager based on considerations of the Portfolio Manager’s responsibilities. For example, an individual who serves as the leader of an investment discipline will have a higher target bonus factor – and therefore a higher potential Discretionary and Performance Bonus - than a Portfolio Manager who is not the leader of an investment discipline. Ms. Meyer and Mr. Larsen do not receive a Performance Bonus.

Assets Under Management Award. Portfolio Managers receive an award based on the size of all assets for which the Portfolio Manager has management responsibility. For purposes of this award, assets of all types of accounts are treated identically, i.e., no greater credit is given for assets in one type of account over another. The size of this award is determined by a schedule that sets different multiples depending on the Portfolio Manager’s total assets under management. The schedule’s asset ranges and multiples are determined at the discretion of the Compensation Committee. It is anticipated that for 2005, only equity portfolio managers will be eligible for the Assets Under Management Award and that a schedule for fixed income managers will be established in 2006.

Payments of amounts awarded under the Bonus and Assets Under Management Award are deferred and vest over a number of years. The purpose of this vesting program is to promote the retention of Portfolio Managers.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, for Mr. McAlley and Ms. Panetta, the Bonus Accounts which serve as the benchmark for determining the amount of the Performance Bonus do not include all of the Funds for which these Portfolio Managers have management responsibility. As a result, since the Performance Bonus is directly tied to the performance of the Funds or accounts which are Bonus Accounts, these Portfolio Managers may have an incentive to favor these Bonus Accounts to the disadvantage of other accounts that are not Bonus Accounts. The Adviser attempts to mitigate these conflicts by selecting Bonus Accounts that are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts.

In addition, as described above, the level of the Discretionary Bonus is determined, in part, based upon the Adviser’s profitability. Such profits are generally derived from the fees the Adviser receives for managing all of its investment management accounts. To the extent that accounts other than the Funds have the potential to generate more profits for the Adviser than the Funds, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution.

Ownership of Fund Securities. The following reflects the level of investment by each Portfolio Manager in the Funds that they manage.

Dollar Value of Shares Owned Beneficially as of March 31, 2005*
Manager	Fund	None	$1 – 10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M
Kenneth J. McAlley	Short-Term Tax-Exempt Securities Fund

Intermediate-Term Tax Exempt Fund

Long-Term Tax-Exempt Fund

New York Intermediate-Term Tax-Exempt Fund

Sandy Panetta	Short-Term Tax-Exempt Securities Fund

Intermediate-Term Tax Exempt Fund

Long-Term Tax-Exempt Fund

New York Intermediate-Term Tax-Exempt Fund

Gary S. Larsen	California Tax-Exempt Income Fund

Kathleen Meyer	California Tax-Exempt Income Fund

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

BISYS Fund Services Ohio, Inc. (“BISYS”) (an affiliate of the Distributor) and U.S. Trust Company, N.A. (together, the “Administrators”) serve as the Company’s administrators and provide the Funds with general administrative and operational assistance. Pursuant to an Administration Agreement dated November 12, 2004 (the “Administration Agreement”). Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with clerical, accounting and bookkeeping services, and certain other services required by the Funds. Under the Administration Agreement, U.S. Trust Company, N.A. serves as administrator and BISYS serves as sub-administrator of the respective Funds. The Administrators prepare semiannual reports to the SEC and shareholders, prepare filings with state securities commissions, calculate expenses and control disbursements for the Company and each Fund, maintain certain of the Funds’ financial accounts and records, and generally assist in the Funds’ operations.

BISYS also acts as the fund accounting agent for the Company and pursuant to a Fund Accounting Agreement with the Fund, computes the net asset value, net income, and realized capital gains or losses of the Funds.

The Administrators also provide administrative services to the investment portfolios of Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust, which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Company, Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust, the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies as follows:

Combined Aggregate Average Daily Net Assets

of the Company, Excelsior Funds, Inc.

and Excelsior Funds Trust

For all Funds (excluding the International Funds of the Excelsior Funds, Inc. and Excelsior Funds Trust)	Annual Fee
First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

International Funds of the Excelsior Funds, Inc. and Excelsior Funds Trust
All Assets	0.200%

Administration fees payable to the Administrators by each portfolio of the Company, Excelsior Funds, Inc. and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time.

Effective December 13, 2004, BISYS replaced SEI Global Funds Services and Federated Services Company as co-administrator. For the fiscal years ended March 31, 2005, 2004 and 2003, the Funds paid total administration fees as follows:

	Fiscal Year ended March 31, 2005			Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003
CA Tax Exempt Income Fund	$	[	]	$72,058	$67,737
IT Tax-Exempt Fund	$	[	]	$446,047	$379,701
LT Tax-Exempt Fund	$	[	]	$93,079	$119,386
NY IT Tax-Exempt Fund	$	[	]	$202,901	$204,563
NY Money Fund	$	[	]	$555,732	$651,482
ST Tax-Exempt Fund	$	[	]	$346,919	$260,953
TE Money Fund	$	[	]	$2,357,340	$2,636,599

For the fiscal years ended March 31, 2005, 2004 and 2003, the Administrators waived the following administration fees:

	Fiscal Year ended March 31, 2005			Fiscal Year ended March 31, 2004	Fiscal Year ended March 31, 2003
CA Tax Exempt Income Fund	$	[	]	$25,899	$25,175
IT Tax-Exempt Fund	$	[	]	$160,319	$157,920
LT Tax-Exempt Fund	$	[	]	$33,453	$45,395
NY IT Exempt Fund	$	[	]	$72,926	$76,876
NY Money Fund	$	[	]	$199,704	$204,614
ST Tax-Exempt Fund	$	[	]	$124,693	$94,665
TE Money Fund	$	[	]	$847,336	$982,902

Shareholder Organizations

The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund’s payment of not more than the annual rate of 0.25%, of the average daily net assets of the Fund’s Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (d) providing periodic statements showing a Customer’s account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer’s investment.

The Company’s agreements with Shareholder Organizations are governed by Administrative Services Plans (the “Plans”) adopted by the Company. Pursuant to the Plans, the Company’s Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company’s agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company’s directors, including a majority of the directors who are not “interested persons” of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Directors”).

Any material amendment to the Company’s arrangements with Shareholder Organizations must be approved by a majority of the Company’s Board of Directors (including a majority of the Disinterested Directors). So long as the Company’s arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company’s Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Company’s will be committed to the discretion of such Disinterested Directors.

For the fiscal year ended March 31, 2005, the Company made payments to Shareholder Organizations on behalf of the Funds in the following amounts:

	Total Paid			Amount Paid to Affiliates of U.S. Trust
CA Tax Exempt Income Fund	$	[	]	$	[	]
IT Tax-Exempt Fund	$	[	]	$	[	]
LT Tax-Exempt Fund	$	[	]	$	[	]
NY IT Tax-Exempt Fund	$	[	]	$	[	]
NY Money Fund	$	[	]	$	[	]
ST Tax-Exempt Fund	$	[	]	$	[	]
TE Money Fund	$	[	]	$	[	]

Expenses

Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including the Funds’ portion of the fees paid to the Company’s directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing service; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase and sale of portfolio securities.

Custodian and Transfer Agent

J.P. Morgan Chase Bank (“J.P. Morgan Chase”), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds’ assets. Under the Custodian Agreements, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds’ portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Company’s Board of Directors concerning the Funds’ operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, New York 11245.

State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company’s Board of Directors concerning the Funds’ operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreements, notwithstanding any delegation. Pursuant to this provision in the agreements, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, Massachusetts 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, Massachusetts 02184).

PORTFOLIO TRANSACTIONS

Subject to the general control of the Company’s Board of Directors, the Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of all portfolio securities of each of the Funds. Purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

The Funds (except for the Money Funds) may engage in short term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Funds’ turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by the Funds, portfolio turnover is not expected to have a material effect on the net income of any of the Funds. The Funds’ portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See “Financial Highlights” in the Prospectuses for the Funds’ portfolio turnover rates.

The Money Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover may be high from time to time, but brokerage commissions are not normally paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net income of the Funds.

Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

The Investment Advisory Agreements between the Company and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company’s Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the markets and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fee payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Portfolio securities will not be purchased from or sold to the Adviser, the Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2005, the Funds [did not] hold any securities of the Company’s regular brokers or dealers or their parents.

PORTFOLIO VALUATION

The Funds determine the net asset value (“NAV”) of their shares once daily as of the close of normal trading on the NYSE on each Business Day. The NAV is determined by dividing the market value of each Funds’ assets less its liabilities divided by the number of the Fund’s outstanding shares.

The following discussion applies to all Funds other than the Money Market Funds. The Board of Directors has approved a Statement of Pricing Policies (the “Pricing Policies”) setting forth the policies to be employed by the Funds in (i) determining the market value of securities and other positions (“securities”) for which market quotations are readily available, and (ii) determining when market quotations are not readily available and establishing the fair value of securities in such situations.

The Board has delegated to U.S. Trust Company N.A., (“U.S. Trust”) the investment adviser to the Funds, the responsibility to oversee these Pricing Policies and to make determinations of fair value in circumstances where market quotations are not readily available, as determined in accordance with these Pricing Policies. In this regard, U.S. Trust has established a pricing committee (the ‘Pricing Committee”) to perform these functions. The Pricing Committee has adopted procedures implementing these policies (“Pricing Procedures”).

Pursuant to the Pricing Policies, the values of securities for which market quotations are readily available are generally determined in the following manner. Securities which are traded on one or more stock exchanges (whether foreign or domestic) are valued at the last sale price on the securities exchange on each Fund Business Day. Securities traded on more than one exchange are valued by reference to the principal exchange on which the security is traded. Securities traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event that the NOCP is unavailable, at the last sale price. Unlisted put or call options are valued at the last sale price for the option. Open futures contracts and options thereon are valued using the closing settlement price or, in the absence thereof, the most recent quoted bid price. Securities traded only on over-the-counter markets are valued through the use of an independent pricing service. Investments in debt securities purchased within 60 days of maturity are valued based upon the amortized cost. Fixed income securities having 61 days or more remaining until maturity are valued based on last sales price from a recognized broker-dealer, or in the absence of such a price, at the mean of the current bid and asked spreads.

The Pricing Policies provide that securities for which market quotations are not readily available will be valued at fair value. Such securities may include securities which principally trade in foreign markets and where the Pricing Committee has determined that a significant event has occurred as described in the prospectus. The

Board has delegated to the Adviser the function of determining situations where market quotations are not readily available and the fair value of such securities. Such delegation is subject to review of any such fair value determinations by the Board. In making its determinations as to whether market quotations are readily available, and if not, the methodology for determining the fair value of such securities, the Adviser, acting through the Pricing Committee, will act reasonably and in good faith.

In arriving at a fair value, the Pricing Committee will seek to employ a methodology reasonably designed to discern, under the circumstances and based on the information available to it at the time, what the Fund could reasonably expect to receive upon the security’s current sale. The Pricing Committee will not consider what a buyer might pay at some later time. The Pricing Committee will consider all relevant information in making this determination including, where appropriate, the value of other comparable financial instruments, including: the value of derivatives; trading volumes; changes in interest rates; observations from financial institutions; lending information regarding similar securities; government (domestic or foreign) actions or pronouncements; the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the pricing committee regarding the issuer of the markets or industry in which it operates; other analytical data and other news events. With respect to securities traded on foreign markets, the factors also might include: the value of foreign securities traded on other foreign markets, ADR trading prices, exchange-traded fund prices and foreign currency exchange activity. The Pricing Committee will also evaluate factors relating to the event that precipitated the determination that market quotations are not readily available, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries, or regions.

NET ASSET VALUE AND NET INCOME OF THE MONEY FUNDS

The Money Funds use the amortized cost method of valuation to value Shares in the Funds. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund involved would receive if it sold the security. The market value of portfolio securities held by the Funds can be expected to vary inversely with changes in prevailing interest rates.

The Company’s Board of Directors has established procedures that are intended to stabilize the net asset value per Share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the net asset value per Share of a Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Board of Directors will promptly consider what action, if any, should be initiated. If the Board of Directors believes that the extent of any deviation from a Fund’s $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund’s outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

Net income of each of the Funds for dividend purposes consists of (i) interest accrued and discount earned on a Fund’s assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of the Company (e.g., administrative, legal, accounting, and directors’ fees) prorated to each portfolio of the Company on the basis of their relative net assets.

[INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM]

[Deloitte & Touche LLP (“D&T”) serves as the independent registered public accounting firm for the Fund. Its principal address is Two World Financial Center, New York, NY 10281. The previous independent registered public accounting firm, Ernst & Young, LLP (“E&Y”) were terminated by the Fund’s Board of Directors and Joint Audit Committee as a result of concerns regarding their independence at the time of the issuance of their report on the Fund’s March 31, 2004 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., which is an affiliate of the Adviser. During the period in which E&Y served as independent registered public accounting firm for the Fund, there was no disagreement between E&Y and the Fund on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Board and the Joint Audit Committee, D&T has performed a re-audit of those financial statements, and D&T has issued an unqualified opinion on the Fund’s March 31, 2004 financial statements. A copy of D&T’s audit report is available upon request.]

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

ADDITIONAL INFORMATION CONCERNING TAXES

The following supplements the tax information contained in the prospectuses.

For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Obligations) would be taxable as dividend income to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

Interest on indebtedness incurred by a shareholder to purchase or carry the Fund’s Shares generally is not deductible for income tax purposes. In addition, if a shareholder holds Shares for six months or less, any loss on the sale or exchange of those Shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) and any undistributed amounts from prior years. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury as “backup withholding” 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds’ dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Funds may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for a Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of such Fund’s portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, each of the Funds will notify its shareholders of the portion of the dividends paid by that Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by that Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by that Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from that Fund for such year.

The Money Funds intend to distribute to their shareholders any investment company taxable income earned by such Fund for each taxable year. In general, the Money Funds’ investment company taxable income will be its taxable income (including taxable interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions will be taxable to the shareholders as dividend income (whether paid in cash or additional shares).

California

As a regulated investment company, the Fund will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders (including interest income on California Municipal Obligations for franchise tax purposes). The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of the Fund’s taxable income may be subject to California state franchise or income tax at regular corporate rates.

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California Exempt Obligations”), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as “California exempt-interest dividends”). For this purpose, California Exempt Obligations are generally limited to California Municipal Obligations and certain U.S. Government and U.S. Possession obligations. A “series” of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends to shareholders will be exempt from the California state personal income tax. The Fund may reject purchase orders for Shares if it appears desirable to avoid failing to so qualify.

Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Obligations over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

To the extent, if any, dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gains dividends for federal income tax purposes. See “Additional Information Concerning Taxes—Federal” above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry Fund Shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

New York

Distributions from the NY IT Tax-Exempt and NY Money Funds will generally be exempt from federal, New York State and New York City taxes.

The foregoing discussion is based on federal, California and New York state tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of federal, state and local taxes. Shareholders will be advised at least annually as to the federal and California or New York personal income tax consequences of distributions made each year.

PROXY VOTING PROCEDURES

The Board of Directors has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly, are subject to change.

U.S. Trust often has authority to vote proxies for shareholders with accounts managed by the firm. As an investment adviser, U.S. Trust has a fiduciary duty to act solely in the best interests of its clients when exercising this authority. U.S. Trust recognizes that in those cases where it has voting authority, it must vote client securities in a timely manner and make voting decisions that are in the best interests of its clients.

To fulfill this responsibility, U.S. Trust has established a Proxy Committee. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix D and Appendix E set forth the Proxy Committee’s current policies with respect to how U.S. Trust will vote with regard to specified matters which may arise from time to time. These voting policies are based entirely upon considerations of investment value and the financial interests of its clients.

From time to time, U.S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust may have a relationship that might affect the manner in which we vote the issuer’s proxy. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix F.

The Proxy Committee has established the following voting guidelines. In all cases these guidelines are subject to the firm’s conflicts procedures, so that in the event a conflict is identified, the procedures set forth in Appendix F, rather than these guidelines, will apply:

1. With respect to those routine matters set forth in Appendix D, U.S. Trust will vote in accordance with the views and recommendations of a corporation’s management.

2. With respect to the matters identified in Appendix E, U.S. Trust will vote in accordance with the guidelines set forth in Appendix E.

3. With respect to any matter which is not identified in either Appendix D or E, the Proxy Committee will consider such matter on a case-by-case basis and vote in a manner consistent with its fiduciary obligations and the interests of its clients.

4. The Proxy Committee may override the guidelines set forth in Appendix D and Appendix E if it determines that a vote contrary to these guidelines is appropriate from the standpoint of the interests of its clients and is consistent with its fiduciary responsibilities. Any decision to deviate from these guidelines must be documented by the Proxy Committee and maintained with the records of the Committee. In compelling circumstances, the Proxy Committee may determine to “split” its vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to “split” votes must be appropriate from the standpoint of the interests of each of its clients and must be consistent with its fiduciary responsibilities. Any decision to split votes must be documented by the Proxy Committee and maintained with the records of the Committee.

CODE OF ETHICS

The Company, U.S. Trust Company of New York, U.S. Trust Company, N.A. and the Distributor have adopted codes of ethics which allow for personnel subject to the codes to invest in securities including securities that may be purchased or held by the Funds.

MISCELLANEOUS

As used herein, “assets allocable to a Fund” means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining the net asset value of a Fund’s shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company’s portfolios at the time of allocation. Subject to the provisions of the Company’s Charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets with respect to a particular Fund are conclusive.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [June 30, 2005], U.S. Trust and its affiliates held of record the following percentages of each Fund’s outstanding shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares:

CA Tax-Exempt Fund	[	]%
IT Tax-Exempt Fund	[	]%
LT Tax-Exempt Fund	[	]%
NY IT Tax-Exempt Fund	[	]%
NY Money Fund	[	]%
ST Tax-Exempt Fund	[	]%
TE Money Fund	[	]%

As of [June 30, 2005], the Directors and officers as a group owned [beneficially less than 1%] of all the Funds’ outstanding shares.

As of [June 30, 2005], the following shareholders owned of record or [beneficially 5%] or more of each Fund’s shares:

Name and Address	Percentage of Fund	Nature of Ownership
CA Tax-Exempt Fund [Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104-4122]	[ ]%	Record

IT Tax-Exempt Fund [None]
LT Tax-Exempt Fund [Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104-4122]	[ ]%	Record

NY IT Tax-Exempt Fund [None]

NY Money Fund [None]

ST Tax-Exempt Fund [None]

TE Money Fund [None]

FINANCIAL STATEMENTS

[The audited financial statements and notes thereto in the Trust’s Annual Reports to Shareholders for the fiscal year ended [March 31, 2005]] (the “2005 Annual Reports”) for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2005 Annual Reports are incorporated by reference herein. The financial statements included in the 2005 Annual Reports for the Funds have been audited by the Trust’s independent registered public accounting firm, Deloitte & Touche LLP, whose reports thereon also appear in the 2005 Annual Reports and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their reports given on their authority as experts in accounting and auditing. Additional copies of the 2005 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012.

APPENDIX A

INVESTMENT LIMITATIONS

SHORT-TERM TAX-EXEMPT SECURITIES FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

3. Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

4. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions;

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

7. Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

8. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer;

9. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations; and

10. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that the Fund distributes will be exempt from federal income tax.

The following investment limitations are operating policies. The Fund may not:

11. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options; and

12. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

*    *    *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Fund does not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

For purposes of Investment Limitation No. 10, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

The Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

With respect to the Fund’s fundamental Investment Limitation No. 4 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

INTERMEDIATE-TERM TAX-EXEMPT FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

3. Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

4. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions;

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

7. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

8. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

9. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that the Fund distributes will be exempt from federal income tax;

10. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

11. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

12. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

13. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

14. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation; and

15. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

16. Invest more than 20% of the value of its total assets in domestic bank obligations; and

17. Purchase or sell commodities.

The Fund will:

18. Limit investments in illiquid securities to 10% of its net (rather than total) assets notwithstanding investment limitation No. 13 above.

*    *    *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Fund does not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

The Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

With respect to the Fund’s fundamental Investment Limitation No. 4 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

LONG-TERM TAX-EXEMPT FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

3. Issue any senior securities, except insofar as any borrowing by each Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options;

4. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions;

6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

7. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that each Fund may enter into futures contracts and futures options;

8. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

9. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that the Fund distributes will be exempt from federal income tax;

10. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

11. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

12. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

13. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

14. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation; and

15. Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following investment limitations are operating policies. The Fund may not:

16. Invest more than 20% of the value of its total assets in domestic bank obligations; and

17. Purchase or sell commodities.

The Fund will:

18. Limit investments in illiquid securities to 10% of its net (rather than total) assets notwithstanding investment limitation No. 13 above.

*    *    *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Fund does not currently intend to invest in real estate investment trusts.

In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

The Fund’s transactions in futures contracts and futures options (including the margin posted by the Fund in connection with such transactions) are excluded from the Fund’s prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Fund’s assets.

With respect to the Fund’s fundamental Investment Limitation No. 4 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

The following investment limitations are fundamental. The Fund may not:

1. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions;

3. Purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund’s assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer; and (b) the foregoing 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

4. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable;

5. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

6. Purchase securities on margin, make short sale of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

7. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

8. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

9. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

10. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

11. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

12. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options; and

13. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from both federal and state income tax; or (ii) to invest its assets so that less than 80% of the income that it distributes will be exempt from both federal and state income tax.

*    *    *

For purposes of Investment Limitation No. 13, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

CALIFORNIA TAX-EXEMPT INCOME FUND

The following investment limitations are fundamental. The Fund may not:

1. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions;

3. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

4. Purchase securities on margin, make short sale of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting;

6. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

7. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

8. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

9. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

10. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options; and

11. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from both federal and state income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from both federal and state income tax.

The following investment limitation is an operating policy. The Fund will not:

12. Purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund’s assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer; and (b) the foregoing 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this policy: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

*    *    *

For purposes of Investment Limitation No. 11, the limitation shall be measured at the time of the investment; provided that if subsequent to the investment, if the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

TAX-EXEMPT MONEY FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that purchase by the Fund of Municipal Securities or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in Municipal Securities secured by real estate or interests therein;

3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

4. Issue any senior securities, except insofar as any borrowing in accordance with a Fund’s investment limitations might be considered to be the issuance of a senior security;

5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

7. Purchase securities on margin, make short sales of securities, or maintain a short position;

8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof;

9. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from federal income tax;

10. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

11. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

12. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

13. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; and

14. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

The following investment limitations are operating policies. The Fund will:

15. Limit investments in illiquid securities to 10% of its net (rather than total) assets notwithstanding investment limitation No. 12 above; and

16. Comply with special investment limitations, in order to obtain a rating from a rating organization.

*    *    *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring it into compliance with the requirement.

Notwithstanding the provision in Investment Limitation No. 13, to the extent that the Fund has invested more than 20% of the value of its assets in taxable securities on a temporary defensive basis, the industry diversification limitation in Investment Limitation No. 13 shall apply to taxable securities issued or guaranteed by any state, territory, or possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

With respect to the Fund’s fundamental Investment Limitation No. 6 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s portfolio securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

NEW YORK TAX-EXEMPT MONEY FUND

The following investment limitations are fundamental. The Fund may not:

1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that purchase by the Fund of securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting;

2. Purchase or sell real estate, except that the Fund may invest in securities secured by real estate or interests therein;

3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

4. Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security;

5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

6. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

7. Purchase securities on margin, make short sales of securities, or maintain a short position;

8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof;

9. Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from both federal and state income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from both federal and state income tax;

10. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

11. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities.

The following investment limitations are operating policies. The Fund may not:

12. Purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of portfolio transactions;

13. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

14. Invest in companies for the purpose of exercising management or control; and

15. Invest more than 10% of its net assets in illiquid securities.

The Fund will:

16. Comply with special investment limitations, in order to obtain a rating from a rating organization.

*    *    *

For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

For purposes of Investment Limitation No. 9, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring it into compliance with the requirement.

With respect to the Fund’s fundamental Investment Limitation No. 6 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s portfolio securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1”—Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C”—Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1”—Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2”—Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3”—Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime”—Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3”—Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B”—Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C”—Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D”—Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”—A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D”—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (–)—The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”—Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A”—Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”—Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”—Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”—Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”—Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”—Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C”—Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB”—Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”—Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C”—Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D”—Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (–) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes To Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1”—The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2”—The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2”—This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3”—This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn. Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities. Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX C

DESCRIPTION OF FUTURES CONTRACTS AND OPTIONS

The Tax-Exempt and State Tax-Exempt Funds may enter into futures contacts and options. Such transactions are described in this Appendix.

I.	Interest Rate Futures Contracts.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.	Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.	Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.	Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.	Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.	Options on Futures Contracts.

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.	Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

APPENDIX D

ROUTINE ISSUES

The Proxy Committee has determined that the following items are considered routine and will generally be voted in a manner consistent with the recommendations of management of the issuer:

1.	Ratification of Auditors

2.	Corporate housekeeping matters—including; proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3.	Routine capitalization matters—including; matters relating to adjusting authorized common or preferred stock in connection with stock splits or other business matters not related to anti-takeover measures; issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4.	Composition of the Board—including; election of directors, removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent and not considered routine.

5.	General Corporate Matters—such as formation of a holding company, reincorporation into a different state, issuance of special reports, including reports on employment and recruiting practices in relation to the gender, race or other characteristics and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

D-1

APPENDIX E

NON-ROUTINE ISSUES

The Proxy Committee has determined to adopt the following guidelines with respect to the following non-routine issues.

1.	Proposals Regarding Director Elections

(i)	Cumulative voting for the election of directors—Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We will typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

(ii)	Classified Boards—We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that non-classified Boards (requiring re-election of all directors annually) increases the accountability of the Board to the shareholders. We will typically vote against proposals seeking classification of a board and for proposals seeking declassification.

(iii)	Term limits for independent directors—We feel that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholders’ interests. We will typically vote against such proposals.

(iv)	Proposals concerning whether a majority of the board must be independent—We believe that it is beneficial for a majority of the board of directors of a company be comprised of independent directors. As such, we will typically vote for such proposals.

(v)	Proposals requiring a majority vote for the election of directors—Such proposals go beyond what is typically required under state law, which typically provide for election of directors by a plurality vote. We believe such proposals may frustrate the will of the shareholders who have expressed a preference for a director. We will typically vote against such proposals.

2.	Other Director-Related Proposals

Proposals limiting liability of, or providing indemnification of, directors—We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We will typically vote for such proposals.

Proposals regarding director share ownership—Like employee stock ownership, director ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We will typically vote for such proposals.

3.	Anti-Takeover proposals and Shareholder rights

(i)	Shareholder rights plans and poison pills—Poison pills are defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any takeover, even at a substantial premium to shareholders. We will typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Golden Parachutes arrangements—We believe that executive severance arrangements that are triggered by a change in control (known as “golden parachutes”) should be submitted for shareholder approval and will therefore vote for such a requirement. We will typically vote against such arrangements if they result in a payment of more than 3 times an executive’s annual salary and bonus.

(iii)	Other Anti-Takeover provisions—We will typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellents and increases in authorized shares for anti-takeover purposes and will typically vote for proposals such as fair price amendments.

(iv)	Limitations on shareholder rights—including; the right to act by written consent, rights to remove directors, to amend by-laws, to call special meetings, or nominate directors. We will typically vote against proposals which limit shareholders’ corporate rights.

(v)	Proposals regarding supermajority vote requirement—We support shareholders’ ability to approve or reject matters based on a simple majority. We will typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals Regarding Confidential Voting—Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We will typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)	Discretionary voting of unmarked proxies—Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We will typically vote against such proposals.

4.	Management compensation proposals

(i)	Proposals to establish or amend various forms of incentive compensation plans and retirement or severance benefits for directors or key employees—We support effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. Theses awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors’ compensation committee or other special committee charged with evaluating such plans. We also support appropriate severance benefits for directors and employees as necessary to attract and retain experienced and qualified individuals. We will typically vote for such proposals.

(ii)	Proposals for establishing or amending Executive Incentive Bonus Plans—We believe that executive incentive bonus plans are an integral part of management compensation structures. We believe proposals for establishing and amending executive incentive bonus plans are worthwhile. We will typically vote for such proposals.

(iii)	Proposals to limit the discretion of management to determine the compensation of directors and officers—we believe that proposals which limit the discretion of management to determine the compensation of directors and officers of a company are inappropriate. We believe management is best situated to determine what the market requires in order to attract able and qualified persons to act as directors and officers. We will typically vote against such proposals.

5.	Non-Routine General Corporate Matters

(i)	Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructuring—The proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we will typically vote for such proposals.

(ii)	Proposals for extinguishing shareholder preemptive rights—Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively traded equity capitalizations, individual shareholders’ proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the ability to maintain proportionate ownership through preemptive rights. We will typically vote for proposals to extinguish such rights and against proposals to create such rights.

(iii)	Proposals requiring consideration of comparative fee information by independent auditors—The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we will typically vote against such proposals.

(iv)	Proposals mandating diversity in hiring practices or board composition—We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We will typically vote against such proposals.

(v)	Proposals prohibiting dealings with certain countries—The decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the US government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We will typically vote against such proposals.

(vi)	Proposals to limit the number of other public corporation boards on which the CEO serves—We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We will typically vote against such proposals.

(vii)	Proposals to limit consulting fees to an amount less that audit fees—We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We will typically vote against such proposals.

(viii)	Proposals to require the expensing of stock options—Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We will typically vote for such proposals.

(ix)

Proposals restricting business conduct for social and political reasons—We do not believe that social and political restrictions should be placed on a company’s business operations, unless determined as appropriate by management. While from an investment perspective we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals which prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We will typically vote against such proposals.

(x)	Proposals requiring companies divestiture from various business—Proposals requiring companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interests groups. We believe that management is best suited to determine a company’s business strategy and to consider the interest of all shareholders with respect to such matters. We will typically vote against such proposals.

6.	Other Shareholder proposals—Other shareholder proposals may arise from time to time that may not have been previously considered by management. These proposals often have a narrow parochial focus. We will typically vote with management’s recommendations with regard to such proposals.

APPENDIX F

CONFLICTS PROCEDURES

From time to time, U. S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust or a member of senior management may have a relationship that might affect the manner in which U.S. Trust votes the issuer’s proxy. The Proxy Committee has developed the following conflicts procedures governing these situations. As described below, in such situations the conflict may be address by (i) relinquishing to the account principal the voting proxy, (ii) voting the proxies in accordance with the firm’s pre-existing voting policies as set forth in Appendices A and B, or (iii) voting the proxies in accordance with the recommendations of an independent third party, such as ISS. With respect to (iii) above, the Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy evaluation firm and vote the shares in accordance with the recommendations of that firm.

Conflicts Related to Voting of Shares of Affiliated Funds

U.S. Trust may have voting authority for shares held by its clients in mutual funds managed by U.S. Trust or its affiliates. In these circumstances, U.S. Trust may have a conflict of interest in voting these shares on behalf of its clients, particularly in matters relating to advisory or other fees or mergers and acquisitions. In all cases, it is U.S. Trust’s policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy evaluation firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

U.S. Trust is affiliated with Charles Schwab & Co. (“Schwab”), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. U.S. Trust may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is U.S. Trust’s policy to relinquish to the account principal the voting proxy for Schwab securities. If there is no such account principal, then it s U.S. Trust’s policy to abstain from voting on these matters.

General Conflicts

Other conflicts may arise for a number of reasons, including relationships that may exist between an issuer and U.S. Trust and/or members of its senior management. The Proxy Committee will delegate to one of its members the duty to periodically inform portfolio managers, senior business managers and other members of senior management that it is their collective responsibilities to bring to the Committee’s attention matters which may create a conflict of interest for the Firm when voting proxies for issuers. In addressing General Conflicts, the following policies apply:

US Trust Senior Officer means: a Director or a member of the management committee of a US Trust Entity or of Charles Schwab Corporation.

US Trust Entity means: U.S. Trust Corporation, U.S. Trust Company N.A., United States Trust Company of New York, and U.S. Trust of Delaware.

An Institutional Client of a US Trust Entity means an institutional account of a publicly-traded company for which a US Trust Entity provides investment management services or serves as custodian or trustee of employee benefit plans.

F-1

Conflict situations—A potential conflict of interest exists where UST has discretion to vote a proxy for an issuer and:

1. A US Trust Senior Officer serves as an officer or director of that issuer.

2. A member of the Proxy Committee serves as an officer or director of that issuer.

3. The issuer is an Institutional Client of a US Trust Entity.

4. The Proxy Committee is advised or becomes aware that a US Trust Entity has a significant business relationship (i.e., managed accounts, private banking services) with the issuer or with an individual who may be director or senior officer of the issuer.

When a General Conflict is identified, the conflict will be resolved by instructing ISS to vote the proxy for such issuer in accordance with its own recommendations, or with the recommendations of another independent 3rd party proxy evaluation firm.

F-2

EXCELSIOR TAX-EXEMPT FUNDS, INC.

FORM N-lA

PART	C. OTHER INFORMATION

ITEM 23.	Exhibits.

(a	)	(1)	Articles of Incorporation of Registrant dated as of August 7, 1984 (3).

		(2)	Articles Supplementary of Registrant dated as of April 27, 1990 (3).

		(3)	Articles Supplementary of Registrant dated as of December 23, 1992 (3).

		(4)	Articles Supplementary of Registrant dated as of December 27, 1995 (1).

		(5)	Articles Supplementary of Registrant dated as of July 31, 1998 (4).

		(6)	Articles Supplementary of Registrant dated as of November 13, 1998 (4).

		(7)	Articles Supplementary of Registrant dated as of May 19, 2000 (5).

		(8)	Articles Supplementary of Registrant dated as of February 16, 2001 (7).

(b	)	(1)	Amended and Restated Bylaws of Registrant dated February 10, 1995 (3).

		(2)	Amendment No. 1 to Amended and Restated Bylaws of Registrant dated May 16, 1997 (3).

		(3)	Amendment dated July 28, 2000, to Amended and Restated Bylaws of Registrant (7).

(c	)	(1)	Articles VI, VII, VIII and X of Registrant’s Articles of Incorporation dated as of August 7, 1984 (3).

		(2)	Articles I, II, IV and VI of Registrant’s Amended and Restated By-Laws dated February 10, 1995 (3).

(d	)	Investment Advisory Agreement among Registrant, U.S. Trust Company, N.A. and United States Trust Company of New York dated May 31, 2000, with respect to the New York Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, California Tax-Exempt Income, Tax-Exempt Money, Intermediate-Term Tax-Exempt, Long-Term Tax-Exempt and New York Tax-Exempt Funds (6).

(e	)	Distribution Agreement dated January 1, 2005, between BISYS Fund Services Limited Partnership and, individually and not jointly, the Registrant, Excelsior Funds, Inc. and Excelsior Funds Trust (11).

(f	)	None.

(g	)	(1)	Custody Agreement dated September 1, 1995 (as amended and restated on August 1, 1997), between Registrant and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) (3).

		(2)	Amended Exhibit A dated July 31, 1998, to Custody Agreement between Registrant and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) (4).

		(3)	Amendment No. 1 dated July 31, 1998, to Custody Agreement between Registrant and JP Morgan Chase Bank (formerly The Chase Manhattan Bank) (4).

(h	)	(1)	Administration Agreement dated November 12, 2004, between BISYS Fund Services Ohio, Inc., U.S. Trust Company, N.A., and, individually and not jointly, the Registrant, Excelsior Funds, Inc. and Excelsior Funds Trust (11).

(2)	Fund Accounting Agreement dated November 12, 2004, between BISYS Fund Services Ohio, Inc. and individually and not jointly, the Registrant, Excelsior Funds, Inc. and Excelsior Funds Trust (11).

(3)	Amended and Restated Administrative Services Plan and Related Form of Shareholder Servicing Agreement (8).

(4)	Transfer Agency and Service Agreement dated as of September 24, 2001, by and between Registrant and State Street Bank and Trust Company (8).

(5)	Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the other lenders thereunder (5).

(6)	First Amendment dated February 28, 2001, to the Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the other lenders thereunder (7).

(7)	Second Amendment dated July 10, 2001, to the Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the other leaders thereunder (7).

(8)	Third Amendment dated February 27, 2002, to the Credit Agreement dated December 27, 1999, by and among Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank and the other lenders thereunder (8).

(9)	Fourth Amendment dated February 26, 2003, to the Credit Agreement dated December 27, 1999, by and among Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank and other lenders thereunder (10).

(10)	Fifth Amendment dated March 10, 2004, to the Credit Agreement dated December 27, 1999, by and among Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank and other lenders thereunder (10).

(11)	Notice of Termination to Amended and Restated Waiver Agreement (11).

(12)	Form of Shareholder Servicing Agreement (10).

(i)	(1)	Opinion and Consent of Counsel (8).

(2)	Consent of Paul, Hastings, Janofsky & Walker LLP (11).

(j)	None.

(k)	None.

(l)	(1) Purchase Agreement between Registrant and Shearson Lehman Brothers Inc. dated February 6, 1985 (3).

(2) Purchase Agreement between Registrant and Edgewood Services, Inc. dated September 25, 1996 (2).

(3) Purchase Agreement between Registrant and Edgewood Services, Inc. dated August 3, 1998 (4).

(m)	None.

(n)	None.

(o)	Reserved.

(p)	(1)	Code of Ethics of Registrant (11).

(2)	Code of Ethics of U.S. Trust Corporation (including U.S. Trust Company, United States Trust Company of New York and U.S. Trust Company, N.A.) (10).

(3)	Code of Ethics of BISYS Fund Services (11).

(q)	Powers of Attorney (11).

Notes:

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A filed July 18, 1996.

(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed March 31, 1997.

(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed May 15, 1998.

(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 to its Registration Statement on Form N-1A filed May 28, 1999.

(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed May 26, 2000.

(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A, filed July 28, 2000.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A, filed July 30, 2001.

(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A, filed July 31, 2002.

(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A, filed July 29, 2003.

(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A, filed July 29, 2004.

(11)	Filed herewith.

ITEM 24.	Persons Controlled by or under Common Control with Registrant.

The Registrant may be deemed to be under common control with the following open-end management investment companies: Excelsior Funds, Inc. and Excelsior Funds Trust.

ITEM 25.	Indemnification.

Article VII, Section 3 of Registrant’s Articles of Incorporation, incorporated herein by reference to Exhibit (a)(1) hereto, and Article VI, Section 2 of Registrant’s Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b)(1) hereto, provide for the indemnification of Registrant’s directors and officers. Indemnification of Registrant’s principal underwriter, custodian, transfer agent and co-administrators is provided for, respectively, in Section 6 of the Distribution Agreement filed herewith as Exhibit (e) hereto, Section 12 of the Amended and Restated Custody Agreement incorporated herein by reference to Exhibit (g) hereto, Section 8 of the Transfer Agency and Service Agreement filed herewith as Exhibit (h)(4) hereto, and Section 9 of the Administration Agreement filed herewith as Exhibit (h)(1) hereto. Registrant has obtained from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or arising under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.	Business and Other Connections of the Investment Adviser.

(a)	U.S. Trust Company, N.A:

U.S. Trust Company, N.A. (“U.S. Trust”) is a national banking association organized under the laws of the United States. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust, including those who are engaged in any other business, profession, vocation or employment of a substantial nature.

Position with U.S. Trust	Name	Principal Occupation	Type of Business
Director	Dr. Eleanor Baum The Cooper Union for the Advancement of Science & Art 51 Astor Place New York, NY 10003	Dean, School of Engineering, The Cooper Union for the Advancement of Science & Art	Academic

Director	Philippe de Montebello The Metropolitan Museum of Art 1000 Fifth Avenue New York, NY 10028-0198	Director & Chief Executive Officer of the Metropolitan Museum of Art	Art Museum

Director	Robert E. Denham, Esq. Munger Tolles & Olson LLP 355 South Grand Avenue 35th Floor Los Angeles, CA 90071-1560	Partner, Munger, Tolles & Olson LLP	Law Firm

Position with U.S. Trust	Name	Principal Occupation	Type of Business
Director	Peter L. Malkin, Esq. Wien & Malkin, LLP Lincoln Building 60 East 42nd Street New York, NY 10165-0015	Chairman, Wien & Malkin LLP	Law Firm

Director	David A. Olsen c/o U.S. Trust 114 West 47th Street New York, NY 10036	Retired Chairman and Chief Executive Officer of Johnson & Higgins	Risk & Insurance Services

Director	Carl H. Pforzheimer, III Carl H. Pforzheimer & Co. 950 Third Avenue 30th Floor New York, NY 10022	Managing Partner, Carl H. Pforzheimer & Co.	Investment Advisor

Director (Chairman)	Charles R. Schwab The Charles Schwab Corporation 101 Montgomery Street San Francisco, CA 94104	Chairman and Chief Executive Officer, The Charles Schwab Corporation	Financial Services

Director	H. Marshall Schwarz United States Trust Company of New York 114 West 47th Street New York, NY 10036	Retired Chairman, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Craig Walling U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Chief Executive Officer & President, U.S. Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Peter K. Scaturro United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	President and Chief Executive Officer, United States Trust Corporation & United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Robert N. Wilson Johnson & Johnson 100 Albany Street New Brunswick, NJ 08903	Chairman, Caxton Health Holdings; Retired Senior Vice Chairman of the Board, Johnson & Johnson	Health Care

Director	Ruth A. Wooden Public Agenda 6 East 39th Street New York, NY 10016	President, Public Agenda	Nonpartisan Opinion Research Organization

Position with U.S. Trust	Name	Principal Occupation	Type of Business
Director	Gerald T. Mulligan Savings Bank Life Insurance Company of Massachusetts 1 Linscott Road Woburn, MA 01801	Chairman of the Board, Savings Bank Life Insurance Company of Massachusetts	Life Insurance

Director	William L. Atwell The Charles Schwab Corporation 101 Montgomery Street San Francisco, CA 94104	Executive Vice President and President, Individual Investor Enterprise and Schwab Bank	Financial Services

Director	Christopher V. Dodds The Charles Schwab Corporation 101 Montgomery Street San Francisco, CA 94104	Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation	Financial Services

President & Chief Executive Officer	Craig Walling U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	President & Chief Executive Officer	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Southeast Region	Mark Stevens U.S. Trust Company, National Association 132 Royal Palm Way Palm Beach, FL 33480	Regional Chief Executive Officer – Southeast Region	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Mid-Atlantic Region	Sue W. Cole U.S. Trust Company, National Association 301 North Elm Street Greensboro, NC 27401	Regional Chief Executive Officer – Mid-Atlantic Region	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Connecticut	W. Michael Funck U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Regional Chief Executive Officer – Connecticut	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Texas	William J. Goodwin U.S. Trust Company, National Association 2001 Ross Avenue Suite 2700 Dallas, TX 75201	Regional Chief Executive Officer – Texas	Asset Management, Investment & Fiduciary Services and Private Banking

Position with U.S. Trust	Name	Principal Occupation	Type of Business
Regional Chief Executive Officer – Pacific Northwest	Jeffrey T. Grubb U.S. Trust Company, National Association The River Forum, Suite 450 4380 S.W. Macadam Avenue Portland, OR 97239	Regional Chief Executive Officer – Pacific Northwest	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Upper New England	Eric P. Hayes U.S. Trust Company, National Association 225 Franklin Street Boston, MA 02210	Regional Chief Executive Officer – Upper New England	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Minnesota	Michael Boardman U.S. Trust Company, National Association 730 Second Avenue South Suite 1400 Minneapolis, MN 55402	Regional Chief Executive Officer – Minnesota	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – California	Mark Lipson U.S. Trust Company, National Association 515 S. Flower Street Suite 2700 Los Angeles, CA 90071	Regional Chief Executive Officer – California	Asset Management, Investment & Fiduciary Services and Private Banking

Chief Financial Officer and Senior Vice President	Neil M. McDonnell U.S. Trust Company, National Association 225 High Ridge Road Stamdord, CT 06905	Chief Financial Officer and Senior Vice President	Asset Management, Investment & Fiduciary Services and Private Banking

Chief Investment Officer and Managing Director	John A. Clymer U.S. Trust Company, National Association 730 Second Avenue South Suite 1400 Minneapolis, MN 55402	Chief Investment Officer and Managing Director	Asset Management, Investment & Fiduciary Services and Private Banking

Managing Director and Treasurer	Alfred B. Childs U.S. Trust Company, National Association 730 Second Avenue South Suite 1400 Minneapolis, MN 55402	Managing Director and Treasurer	Asset Management, Investment & Fiduciary Services and Private Banking

Position with U.S. Trust	Name	Principal Occupation	Type of Business
Managing Director & Chief Fiduciary Officer & Corporate Secretary	Jeffrey T. Osmun U.S. Trust Company, National Association 730 Second Avenue South Suite 1400 Minneapolis, MN 55402	Managing Director & Chief Fiduciary Officer & Corporate Secretary	Asset Management, Investment & Fiduciary Services and Private Banking

(b)	United States Trust Company of New York:

United States Trust Company of New York (“U.S. Trust NY”) is a banking corporation organized under the laws of New York, headquartered in New York City with branches in New York and New Jersey. Set forth below are the names and principal businesses of the trustees and certain senior executive officers of U.S. Trust NY, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Position with U.S. Trust NY	Name	Principal Occupation	Type of Business
Director	Dr. Eleanor Baum The Cooper Union for the Advancement of Science & Art 51 Astor Place New York, NY 10003	Dean, School of Engineering, The Cooper Union for the Advancement of Science & Art	Academic

Director	Philippe de Montebello The Metropolitan Museum of Art 1000 Fifth Avenue New York, NY 10028-0198	Director & Chief Executive Officer of the Metropolitan Museum of Art	Art Museum

Director	Robert E. Denham, Esq. Munger Tolles & Olson LLP 355 South Grand Avenue 35th Floor Los Angeles, CA 90071-1560	Partner, Munger, Tolles & Olson LLP	Law Firm

Director	Peter L. Malkin Wien & Malkin LLP Lincoln Building 60 West 42nd Street New York, NY 10165-0015	Chairman, Wien & Malkin LLP	Law Firm

Director	David A. Olsen U.S. Trust 114 West 47th Street New York, NY 10036	Retired Chairman and Chief Executive Officer of Johnson & Higgins	Risk & Insurance Services

Position with U.S. Trust NY	Name	Principal Occupation	Type of Business
Director	Carl H. Pforzheimer, III Carl H. Pforzheimer & Co. 950 Third Avenue 30th Floor New York, NY 10022	Managing Partner, Carl H. Pforzheimer & Co.	Investment Advisor

Director (Chairman)	Charles R. Schwab The Charles Schwab Corporation 101 Montgomery Street San Francisco, CA 94104	Chairman and Chief Executive Officer, The Charles Schwab Corporation	Financial Services

Director	H. Marshall Schwarz United States Trust Company of New York 114 West 47th Street New York, NY 10036	Retired Chairman, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Craig Walling U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Chief Executive Officer & President, U.S. Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Peter K. Scaturro United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	President & Chief Executive Officer, U.S. Trust Corporation and United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Robert N. Wilson Johnson & Johnson 100 Albany Street New Brunswick, NJ 08903	Chairman, Caxton Health and Holdings; Retired Senior Vice Chairman, Johnson & Johnson	Health Care

Director	Ruth A. Wooden Public Agenda 6 East 39th Street New York, NY 10016	President & Chief Executive Officer Public Agenda	Nonpartisan Opinion Research Organization

Director	Gerald T. Mulligan Savings Bank Life Insurance Company of Massachusetts 1 Linscott Road Woburn, MA 01801	Chairman of the Board, Savings Bank Life Insurance Company of Massachusetts	Life Insurance

Director	William L. Atwell The Charles Schwab Corporation 101 Montgomery Street San Francisco, CA 94104	Executive Vice President and President, Individual Investor Enterprise and Schwab Bank	Financial Services

Position with U.S. Trust NY	Name	Principal Occupation	Type of Business
Director	Christopher V. Dodds The Charles Schwab Corporation 101 Montgomery Street San Francisco, CA 94104	Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation	Financial Services

President & Chief Executive Officer	Peter K. Scaturro United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	President & Chief Executive Officer, United States Trust Company of New York and U.S. Trust Corporation	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President and Chief Operating Officer	James Bailey United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Executive Vice President and Chief Operating Officer, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President and Chief Information Officer	Gerald Callaghan United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Executive Vice President and Chief Information Officer, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President	Paul K. Napoli United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Executive Vice President, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President & Chief Investment Officer	Timothy J. Leach United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Executive Vice President & Chief Investment Officer, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Managing Director & Comptroller	Richard E. Brinkmann United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Managing Director & Comptroller	Asset Management, Investment & Fiduciary Services and Private Banking

Managing Director & Treasurer	Douglas Singer United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Managing Director & Treasurer	Asset Management, Investment & Fiduciary Services and Private Banking

Managing Director & Corporate Secretary	Carol A. Strickland United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Managing Director & Corporate Secretary	Asset Management, Investment & Fiduciary Services and Private Banking

ITEM 27.	Principal Underwriters.

(a)	BISYS Fund Services Limited Partnership (“BISYS LP” or the “Distributor”) acts as principal underwriter for the following investment companies:

American Independence Funds Trust

American Performance Funds

AmSouth Funds

BB&T Funds

The Coventry Group

Excelsior Funds, Inc.

First Focus Funds, Inc.

The Hirtle Callaghan Trust

HSBC Advisor Funds Trust

HSBC Investor Funds

HSBC Investor Portfolios

Legacy Funds Group

MMA Praxis Mutual Funds

Old Westbury Funds, Inc.

Pacific Capital Funds

STI Classic Funds

STI Classic Variable Trust

USAllianz Variable Insurance Products Trust

Variable Insurance Funds

Vintage Mutual Funds, Inc.

BISYS LP is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS LP’s main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b)	Information about Directors and Officers of BISYS LP is as follows:

Name and Address	Position with Principal Underwriter
William J. Tomko	President
James L. Fox	Director
Edward S. Forman	Secretary and Director
Charles L. Booth	Vice President and Assistant Compliance Officer
Richard F. Froio	Vice President and Chief Compliance Officer
Stephen E. Hoffman	Treasurer
Robert A. Bucher	Financial and Operations Principal

(c)	Not applicable.

ITEM 28.	Locations of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of:

(1)	United States Trust Company of New York, 114 West 47th Street, New York, New York 10036 (records relating to its functions as investment adviser).

(2)	U.S. Trust Company, N.A., 225 High Ridge Road, Stamford, Connecticut 06905 (records relating to its function as investment adviser and co-administrator).

(3)	BISYS Fund Services Limited Partnership, 100 Summer Street, 15th Floor, Boston, MA 02110 (records relating to its function as distributor).

(4)	J.P. Morgan Chase & Co., 73 Tremont Street, Boston, MA 02108-3913 (records relating to its former function as co-administrator and former function as transfer agent).

(5)	State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, MA 02171 (records relating to its function as transfer agent).

(6)	BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110(records relating to its function as co-administrator).

(7)	J.P. Morgan Chase Bank, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245 (records relating to its function as custodian).

(8)	Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 (Registrant’s Articles of Incorporation, Bylaws, and Minute Books).

ITEM 29.	Management Services.

Not applicable.

ITEM 30.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, Excelsior Tax Exempt Funds, Inc. has duly caused this Post Effective Amendment No. 35 to its Registration Statement on Form N1-A (“PEA No. 35”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 27th day of May, 2005.

EXCELSIOR TAX-EXEMPT FUNDS, INC. (Registrant)

/s/ Mary Martinez
Mary Martinez, President (Signature and Title)

Pursuant to the requirements of the 1933 Act, this PEA No. 35 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Frederick S. Wonham Frederick S. Wonham	Chairman of the Board and Director	May 27, 2005

* Morrill Melton Hall, Jr.	Director

* Rodman L. Drake	Director

* Jonathan Piel	Director

* Roger M. Lynch	Director

* John D. Collins	Director

/s/ James L. Bailey James L. Bailey	Director	May 27, 2005

/s/ Mary Martinez Mary Martinez	President	May 27, 2005

/s/ Agnes Mullady Agnes Mullady	Chief Financial Officer, Chief Accounting Officer and Treasurer	May 27, 2005

/s/ Frederick S. Wonham *By: Frederick S. Wonham Attorney-in-Fact		May 27, 2005

*	Powers of Attorney are incorporated by reference herein as Exhibit (q)

EXHIBIT INDEX

(e)	Distribution Agreement

(h)(1)	Administration Agreement

(h)(2)	Fund Accounting Agreement

(h)(10)	Notice of Termination to Amended and Restated Waiver Agreement

(i)(2)	Consent of Paul, Hastings, Janofsky & Walker LLP

(p)(1)	Code of Ethics of Registrant

(p)(3)	Code of Ethics of BISYS Fund Services

(q)	Powers of Attorney